UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900

Memphis, TN 38119

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.

6410 Poplar Ave., Suite 900

Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018.

Item 1. Longleaf Partners Funds Semi-Annual Report at June 30, 2018.

Cautionary Statement

One of Southeastern’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800) 445-9469 or go to longleafpartners.com for current performance information and for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses. This material must be accompanied or preceded by a prospectus. Please read it carefully before investing.

The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;

•	The cash held in the portfolio and when that cash will be invested;

•	The range or distribution of individual P/V’s that comprise the average; and

•	The sources of and changes in the P/V.

When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.

Unless otherwise noted, performance returns of Fund positions combine the underlying stock and bond securities including the effect of trading activity during the period.

Risks

The Longleaf Partners Funds are subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Funds generally invest in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held by the Funds may be more volatile than those of larger companies. With respect to the Small-Cap Fund, smaller company stocks may be more volatile with fewer financial resources than those of larger companies. With respect to the International and Global Funds, investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets. Diversification does not eliminate the risk of experiencing investment losses.

Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested.

Indexes

The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

MSCI EAFE Index (Europe, Australasia, Far East) is a broad based, unmanaged equity market index designed to measure the equity market performance of 22 developed markets, excluding the US & Canada.

MSCI World Index is a broad-based, unmanaged equity market index designed to measure the equity market performance of 24 developed markets, including the United States.

An index cannot be invested in directly.

Definitions

Active Share measures how much an equity portfolio’s holdings differ from those of the benchmark index.

Book Value is the value of an asset as carried on a company’s balance sheet.

Capital Expenditure (capex) is the amount spent to acquire or upgrade productive assets in order to increase the capacity or efficiency of a company for more than one accounting period.

Discounted cash flow (DCF) is a valuation method used to estimate the attractiveness of an investment opportunity. DCF analysis uses future free cash flow projections and discounts them to arrive at a present value estimate, which is used to evaluate the potential for investment.

EBITDA is a company’s earnings before interest, taxes, depreciation and amortization.

Fama-French Growth vs. Value is measured using Fama-French’s High minus Low (HML) framework. HML is one of three factors in the Fama-French model (see Fama, Eugene F., Kenneth R. French. “Common Risk Factors In the Returns On Stocks and Bonds.” Journal of Financial Economics 33, no.1 (1993): 3-56) and accounts for spread in returns between value and growth stocks. Companies with high book value to market value ratios are known as value stocks, and companies with low book value to market value ratios are known as growth stocks. The portfolios used to calculate the chart uses all stocks traded on the NYSE and NASDAQ. Performance is calculated based on data from Kenneth French’s website (mba.tuck.dartmouth.edu/pages/faculty/ken.french/index.html).

Free Cash Flow (FCF) is a measure of a company’s ability to generate the cash flow necessary to maintain operations. Generally, it is calculated as operating cash flow minus capital expenditures.

“Margin of Safety” is a reference to the difference between a stock’s market price and Southeastern’s calculated appraisal value. It is not a guarantee of investment performance or returns.

REIT is a real estate investment trust.

© 2018 Southeastern Asset Management, Inc. All Rights Reserved.

Longleaf, Longleaf Partners Funds and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust.

Southeastern Asset Management, Inc. is a registered trademark.

Funds distributed by ALPS Distributors, Inc.

Performance Summary (Unaudited)

Average Annual Returns at June 30, 2018

						Since
	YTD*	1 Year	5 Year	10 Year	20 Year	Inception
Partners Fund
(Inception 4/8/87)	0.67%	7.71%	7.59%	5.72%	6.46%	10.43%

S&P 500 Index	2.65	14.37	13.42	10.17	6.46	9.84

Small-Cap Fund
(Inception 2/21/89)	7.72	11.87	11.15	10.93	10.05	11.10

Russell 2000 Index	7.66	17.57	12.46	10.60	8.03	9.90

International Fund
(Inception 10/26/98)	-0.06	5.25	5.71	2.77	na	7.68

MSCI EAFE Index	-2.75	6.84	6.44	2.84	na	4.69

Global Fund
(Inception 12/27/12)	-0.34	5.38	8.94	na	na	8.64

MSCI World Index	0.43	11.09	9.94	na	na	10.64

*	Year-to-date (YTD) not annualized.

The indices are unmanaged. During the inception year, the S&P 500 and the EAFE Index were available only at month-end; therefore the S&P 500 value at 3/31/87 and the EAFE value at 10/31/98 were used to calculate performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com.

As reported in the Prospectus dated May 1, 2018, the total expense ratios for the Partners Fund and Small-Cap Fund is 0.95% and 0.92%, respectively. The total expense ratio for the International Fund is 1.19% (gross) and 1.15% (net). This expense ratio is subject to fee waiver to the extent the fund’s normal annual operating expenses exceed 1.15% of average annual net assets. The total expense ratio for the Global Fund is 1.48% (gross) and 1.20% (net). This expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.20% of average annual net assets.

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Shareholder Letter (Unaudited)

In the second quarter, the prospect of a trade war, the strengthening U.S. dollar, and the highest oil prices since 2014 weighed more heavily on stocks outside of the U.S., especially those with Emerging Market exposure, and were most favorable to U.S. small caps. A number of investments in each Fund rose double-digits, and we had few meaningful detractors over the last quarter. In spite of double-digit cash, a currency headwind from a few foreign holdings, and limited Information Technology (IT) that continued to dominate the indices, both the Partners and Small-Cap Funds exceeded our absolute goal of inflation plus 10%. The Partners Fund was behind the S&P 500 Index by a mere 6 basis points, and the Small-Cap Fund outperformed the Russell 2000. Currency and trade fears pressured absolute returns in the International and Global Funds, but the International Fund exceeded the MSCI EAFE Index. The Global Fund fell short of the MSCI World Index, which was primarily driven by its 60% U.S. weighting, as well as its large IT exposure.

The outcomes at the businesses we own, not broader market trends, determine our long-term investment results. Wide dispersion and more concentrated returns in most markets, as well as increased volatility, particularly in the last weeks of the quarter, created a favorable environment for finding investment opportunities and adding to some existing holdings. Cash reserves declined in the Partners, Small-Cap and International Funds, with the International Fund now having more ideas than cash.

Several longstanding themes have dominated markets for a while – migration to passive investing, shortened time horizons, outperformance of “growth” over “value,” and pursuit of private equity over public markets. We have discussed some of these market forces in recent quarter-end letters. In May, our Vice-Chairman, Staley Cates, spoke at the Value Investor Conference that took place in Omaha, concurrent with Berkshire Hathaway’s annual meeting weekend. In his presentation entitled, “Why We Believe Active Long-Term Value Investing in Common Stocks Will Actually Work,” he summarized the investing environment and illustrated our belief that what have been headwinds for capable and active long-term, concentrated, engaged value investors should reverse and help drive the excess returns we expect to deliver.

Why We Believe Active Long-Term Value Investing in Common Stocks Will Actually Work Active investing is out of favor; long-term investing (or really, long-term anything) is out of favor; value investing as we practice it is out of favor; and, investing in common stocks is out of favor compared to private equity. Doing all four of these things really makes us the skunk at the party.

Active Investing

Over the last 11+ years, net flows into index funds and exchange traded funds (ETFs) have totaled $2.5 trillion, while active funds have lost $500 billion. We have no disagreement with the fundamental assertions of indexing—its odds of success are better, its fee advantage is hugely important to compounding, and dependable long-term active outperformers are outliers who are hard to find. Not only is John Bogle a great guy and perfect spokesman, but Warren Buffett also has fanned the flames with his successful bet versus the hedge fund guys. We agree with the premise implicit in that bet—if there are too many managers for any pool of capital, the pool just turns into the index, making the best case return the index performance minus the fees of those managers. But, that premise is different than saying that concentrated and active bets cannot ever win, which would seem to be why all of Berkshire Hathaway’s equities are not indexed.

In our view, indexing has gone to a further extreme than is widely acknowledged, threatening its future success. Most indexing proponents agree that passive assets crossing a certain line ironically would

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make indexing’s future success less likely. They maintain that indexing is still underpenetrated with a lot of runway before becoming self-defeating based on the tally of index funds plus the ETFs that are basically passive. We add to the count the unadvertised and uncounted group of “closet indexers.” We include managers with an active share of 70, maybe even 80. That measure differs from the 60 level that the inventors of Active Share define as closet indexers. We use 70+ for two main reasons: 1) the range of those managers’ results around the index return is incredibly tight, and 2) a large majority of those managers hold on average more than100 stocks, and we submit that anyone with over 100 stocks is aiming to hug and barely beat the index. Adding the 50% of “active” managers who are closet indexers with 60-80 Active Share to the 45% of assets in passive ETFs and index funds means that the effective indexing percentage today is approximately three-fourths of fund assets, a level that makes future success more in doubt.

Long-Term Investing

Time horizons for investors have moved meaningfully shorter with the average holding period for stocks going from 3 years in 1980 down to 10 months in 2017. Today’s quant power and amazing amount of available data are unprecedented but usually focus on short-term metrics. Drones over factories, retail parking lot measurements, and social media traffic studies can shed light on the current quarter but do not clarify the long-term. Like with the weather forecast, you can count on today’s and probably next week’s, but not the three-year prediction because there are too many future variables and moving parts.

The short-term mindset makes our best places to hunt for bargains those situations that feature time horizon arbitrage, i.e., companies where most analysts dislike the stock because of this year’s problems, but where even those bearish analysts would admit that the negatives should clear in 3-5 years. Time horizon arbitrage is the most common opportunity among the businesses we own today. For example, Comcast’s near-term outlook is clouded by whether or not the company will overpay for Sky, or even all of Fox, but the 3-5 year outlook is fantastic because of broadband, even with linear video shrinking. Mattel’s year will be weak because of the Toys

“R” Us bankruptcy, but old-fashioned toys are actually growing, and long-term management should cut major costs and harness new value from great, undermanaged brands. At LafargeHolcim, a new CEO is re-setting expectations while having a tough year in some emerging markets, but long-term the company has one of the best emerging market businesses we have seen. Ferrovial’s UK services business, a small part of the company, is under pressure with the uncertainty surrounding Brexit, which will be resolved soon. Meanwhile, Ferrovial’s cash flow from toll roads and airports should grow significantly over the next three years. The recent weakness of the British Pound and Euro, plus a potential trade war between China and United States, have weighed on CK Hutchison. Because of the company’s well-balanced mix of businesses across the globe, the short-term challenges facing some segments do not alter the long-term attractiveness of the entire portfolio, and even in the near term, the company expects to deliver strong year-on-year organic earnings growth, partially helped by commodity price recovery.

Even when fund managers want to take the long view and have the pain tolerance to practice it, they can face institutional constraints and/or client time horizons that are an obstacle. It is not enough to be a long-term investor; you have to also have a client base that will think and act long-term. Southeastern has tried to match our time horizon with our clients’ by foregoing the types of capital pools not philosophically aligned, closing our strategies when the track record is easy to sell, and never allowing loads or 12b-1 marketing fees at the Longleaf Partners Funds. Being careful about client alignment has resulted in Southeastern having an average separate account tenure of 17 years.

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Value Investing

Over the last ten years, “growth” has outperformed “value” across most public equity universes by a substantial amount, ranging from a 1.3% difference per year in the MSCI EAFE Index, 1.4% in Russell 2000, 2.1% in MSCI World, to as much as a 3.3% annual difference in the S&P 500. Our form of value investing, where we calculate an intrinsic valuation of a business and then pay a big discount, is even more out of fashion. Many consider a single point estimate of value arbitrary. They view appraising a business down to a single number as a static waste of time, because real life is actually full of ranges and scenarios. They also disregard the idea of buying “60-cent dollars,” believing multiples do not matter as much as the franchise, moat, and/or competitive advantage that will drive the long-term outcome. We concur with the importance of business quality and strength, but the price paid also impacts results. Just as passive proponents have adopted Buffett to argue against active investing, many investors reference Buffett to dismiss value investing. The first thing I ever read at Southeastern was Buffett’s “The Super Investors of Graham and Doddsville.” He persuasively argued in favor of value investing as implemented differently by various students of Ben Graham. At that point, Buffett was synonymous with value investing. But, his brilliant 1989 letter discussed lessons learned from the previous 25 years, talking about “cigar butts,” “bargain-purchase folly,” and that “It is far better to buy a wonderful company at a fair price than a fair company at a wonderful price.” His repetition of that theme in the years since has conditioned many to dismiss the price paid as unimportant. Whether or not that is what Buffett meant, it has been the prevalent interpretation.

The quality of a business and its ability to grow have substantial impact on our investment outcome, but the price paid relative to value is also critical for several reasons. First, the very long-term evidence suggests buying undervalued companies has earned better returns. Value stocks have outperformed growth stocks by almost 3% per year since 1926, even incorporating growth’s dominance in the last decade. More specifically, we and our best value peers have long-term records beating various benchmarks over decades, even with the challenged numbers of the last five to ten years. Second, the discipline of determining a single-point estimate of value enables us to know the discount we are paying, even though we recognize that the appraisal reflects probabilities not certainties. Our mindset is similar to the insurance industry where actuaries grant that the world they underwrite has multiple scenarios and different probabilities of various claims, but at the end of the day, they need to quote a price on a policy with a relevant margin of safety built in. We acknowledge uncertainty but still need to nail down our best estimate of a company’s value to know that we are paying a big discount. In spite of people’s interpretations, Buffett exhibits a valuation based discipline, using a single-point measure of 1.2X book value to dictate Berkshire Hathaway’s share repurchase policy.

Third, real value investing has a humility not present in today’s more popular method of heavily weighing the qualitative factors of the business and minimizing the importance of valuation. Paying a low multiple admits to not knowing the future. The discount helps guard against a negative outcome rather than banking on the future to turn out as we predict. Conversely, paying a fair or high price based on confidence in a business’s great prospects means more room to suffer if things actually go wrong.

More can go wrong than most assume, especially when dealing with longer term forecasts. The multiple paid is short-hand for the present value of a company’s discounted cash flow (DCF), mostly comprised of the terminal value (Years 5+ through perpetuity). Today’s high multiples extrapolate great circumstances for many years. Not only is accurately forecasting into perpetuity next to impossible, but also the number of “wonderful companies” that can sustain moats for that long is small. Unforeseen competitive disruptions make moats vulnerable, especially beyond five years. Seemingly unassailable quality businesses for the long term unexpectedly had moats erode or destroyed within less than ten years in numerous relatively recent examples. The great companies of only a decade ago included packaged food companies subsequently hurt by healthy eating, soft drink companies hurt by sugar worries, beer companies hurt by microbrewers, tobacco hurt by regulation, brands and retailers smoked by Amazon, media companies threatened by cord cutting, advertising companies disintermediated by Google and Facebook, and banks whose cultures were supposed to be their competitive advantage but weren’t.

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Trying to discern the future cannot possibly incorporate all the potential disruptions that can occur. Over the past decade, many qualitative assessment misses were bailed out as all multiples rose because of rates dropping through the floor, making moat or franchise assessments of little importance to successful returns in those industries. Managers who say convincingly today that value does not matter much at their holdings because the outcome is all about their compounding machines probably have lower odds of being right in the long-term than they think, and from this point, they will not get bailed out by rates and multiples. This seems a modern day replay of Ben Graham’s quote published in The Intelligent Investor:

“Today’s investor is so concerned with anticipating the future that he is already paying handsomely for it in advance. Thus what he has projected with so much study and care may actually happen and still not bring him any profit. If it should fail to materialize to the degree expected, he may in fact be faced with serious temporary and perhaps even permanent loss.”

Insisting on paying a discount does not remotely dismiss the importance of demanding a high-quality business. The people running it are also every bit as important, if not more so. Their allocation of capital and reinvestment rate will make our appraisal wrong, either on the high side or the low side. We require a quality business and management because they increase the probability that the company’s future value per share and our outcome will be better than expected. And we must purchase that quality at a discount to our appraisal to have a margin of safety in the event of unexpected challenges in the unknowable future.

Finding all three criteria—strong business, great people, and discounted price—is extremely hard, which is why we have concentrated portfolios. To find a few qualifying investments each year, something in the near-term must be obscuring their high quality or status as a “wonderful company.” If the strength is obvious, as Buffett said, “You pay a very high price in the stock market for a cheery consensus.” We try to find hidden quality and therefore, a low price. For example, most investors do not consider CenturyLink to be of high quality, nor Park Hotels, nor Hikma. CenturyLink is still covered by ILEC (incumbent local exchange carrier) analysts and compared to ILECS; Park Hotels is treated as just another owned-hotel company near the top of the cycle; and Hikma is viewed as another generic drug company under pressure. Those perceptions allowed us to pay a large discount and low going-in multiples. All three companies own unique, valuable assets that should become apparent over time. The metro fiber assets within CenturyLink are some of the best infrastructure in the world. Park’s Hilton Hawaiian Village is an irreplaceable property of the first order. While Hikma’s generics division will hurt this year’s earnings, the company’s much more important injectables business is a true healthcare franchise with meaningful competitive barriers.

Private Equity

Amid the passive mania and out-of-favor traditional value investing, institutions have turned to private equity (PE) for higher returns. A recent Preqin survey of institutional investors found favorable expectations for PE that are mind-boggling and probably rooted in past robust returns. Critical tailwinds for PE, however, have now turned into headwinds. Most importantly, PE leverage levels have been far higher than the overall market’s, and that leverage has been a major driver of PE returns. As interest costs dropped with historically low rates and low junk spreads, PE had the double benefit of ever-lower interest expense while exit multiples rose in tandem. As rates rise, this math goes the other way, taking interest expense up and multiples down. Another tailwind-turned-headwind is the current elevated entry point. High multiples have benefitted PE exits hugely, but now the industry sits on a committed trillion dollars and is facing those same multiples at the beginning of any investment.

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PE also has several structural negatives that investors may not always overlook. PE firms somehow have been immune to industry pressure on appropriate fee levels. Putting PE’s high fees on businesses whose actual earnings performance and enterprise value changes will not depart that dramatically from public companies in the aggregate will be a potential major drag on PE performance. Additional PE disadvantages include a lack of liquidity, lack of transparency, and the need for a transaction to get paid.

Where PE has gotten the biggest hall pass is net asset value pricing, whose static nature creates a fake illusion of low volatility. With self-reported occasional pricing instead of daily market pricing, PE clients avoid the nuisance and heartburn of the volatility that comes with public markets, even though the underlying private businesses certainly have the same core enterprise volatility as their public peers. If anything, PE’s companies have structurally higher net equity value volatility due to the leverage.

In our opinion, PE’s best attributes are the management teams brought to the table and the more perfect information from due diligence compared to what public market companies provide. We similarly emphasize the quality of our corporate partners and engage with them. If we select properly, the public realm offers partners whom PE could never secure with its rolodex. Only in the public markets can we have proven owner-operators like Fred Smith of FedEx, John Malone, Greg Maffei and Chase Carey at Formula One, Victor Li and his team at CK Hutchison and CK Asset, Jan Jenisch at LafargeHolcim, Lawrence Ho at Melco, and John Elkann at EXOR. In cases where better governance or management is needed, our size, engaged long-term approach, and contact network help us strengthen leadership. If things go wrong, we can get involved to try to fix those situations. Every case is different, but with our constructive engagement, we can help our outcomes in a similar way to PE.

Our investment process also minimizes the PE information advantage. Southeastern has an extensive global research network built over decades that gives us great intelligence on companies of interest. Our clients are the best source of information. We also visit companies all the time. Not only do those visits help us know the management teams better, but we learn valuable information about their customers, competitors and other companies. Company A talking about Company B or Company C’s CEO is under no Regulation Fair Disclosure (commonly referred to as Reg FD) obligation, nor will those comments be broadcast, nor are they inside information. These insights from our research contacts are a unique advantage, not just compared to PE, but to other public equity managers.

While public market information lacks the same depth gained through PE due diligence in data rooms, public market volatility offers far greater opportunity to occasionally buy quality assets at panic prices. By contrast, most PE purchases occur in some form of auction, with a knowledgeable seller. We believe any PE information advantage is more than offset by our price advantage.

Watching highly successful investors at Berkshire, Fairfax and Markel make capital allocations to purchase private companies has made the concept of PE look better. Fund managers love many public conglomerates or “platform” companies because they are viewed as a higher form of PE, with more operational expertise and relationships with sellers who do not want to sell to PE. Although none of these great insurance and industrial companies are practicing or endorsing the fee and leverage part of PE, their purchases add to the widespread perception that buying private companies is superior to buying common stocks. It also leads to copycats, pushing multiples up for everyone. [End of remarks]

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Summary

Many have given up on active, long-term, engaged value investing in public equities just at the point when we believe it offers the best risk/reward proposition. Indexing’s multi-year momentum has pushed more assets into fewer stocks because they have gone up and left behind an expanding universe of highly competitive, well-governed and managed businesses with unique advantages that are materially underpriced in their publicly traded securities. Examples, some of which Staley highlighted, sell for large discounts to our growing appraisals and include:

•	CenturyLink (CEO Jeff Storey) owns unique metropolitan fiber and conduit assets within its global broadband network

•	CK Hutchison (Chairman Victor Li) holds key and valuable multinational assets (ports, telco, retail, infrastructure, energy)

•	CNX (Chairman Will Thorndike, CEO Nick Deluliis) owns low cost Appalachian acreage with significant natural gas reserves and strategic pipeline assets via CNX Midstream Partners

•	FedEx (Chairman and CEO Fred Smith) has the lowest cost package delivery business in an oligopoly with high barriers to entry

•	Ferrovial (Chairman Rafael del Pino) designs, builds and operates large scale toll roads with long leases containing price escalators and partially owns London Heathrow airport

•	LafargeHolcim (CEO Jan Jenisch) owns many nonpareil cement and aggregate assets in North America, Europe and Emerging Markets

•	Mattel (Chairman and CEO Ynon Kreiz) owns highly valuable toy brands including Barbie, Hot Wheels, Fisher-Price, Thomas and Friends, and American Girl and related intellectual property

•	Millicom (CEO Mauricio Ramos) owns high-speed data networks in select, growing Latin American countries with limited competition

•	Park Hotels & Resorts (CEO Tom Baltimore) owns trophy Hilton Hawaiian Village and well-located convention hotels in highly traveled U.S. cities

Companies such as these will determine our long-term performance. A market correction and/or a refocus on intrinsic business values would drive additional excess relative returns for us and our clients.

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Management Discussion (Unaudited)

Partners Fund

Longleaf Partners Fund gained 3.37% in the second quarter, outpacing our annual absolute goal of inflation plus 10% and in line with the S&P 500 Index’s 3.43% return. Year-to-date (YTD) the Fund was up 0.67% versus the Index’s 2.65%. In the quarter, a combination of six holdings rising double-digits, including several more recent purchases in the last year, and an absence of any significant performance detractors drove returns. We delivered solid performance with less market risk given the Fund’s 14% average cash position.

Information Technology (26% of the S&P 500) remained the main driver of the Index, gaining over 7%. Consumer Discretionary (13% of the S&P 500), where Amazon and Netflix reside, was the other major Index contributor. “Growth” once again significantly outperformed “Value,” with a 4% difference in just the last three months. We manage the portfolio without regard to index weights or top-down style categories. Our investment criteria require both “growth” and “value” - quality businesses that will grow purchased at material discounts to what they are worth. The Fund’s long-term returns will depend on the outcomes of the limited number of companies we own, not on broader market trends.

Trade war fears were the largest collective pressure on those stocks that declined, including CK Hutchison, CNH Industrial, FedEx, and United Technologies. It is too early to know how tariffs will settle out, but in most cases, even where segments of our companies could be negatively impacted, other parts of the business seem largely immune or have catalysts that could help insulate them.

Stock price volatility and increasing return dispersion produced a growing on-deck list of prospective investments. We did not buy any new companies, nor did we exit any investments. Cash declined slightly to 14%, as we added to two of our newer investments, General Electric and Comcast.

Contributors/Detractors

(Q2 Investment return; Q2 Fund contribution)

CenturyLink (+17%, +1.45%), the global fiber telecommunications company that is the Fund’s largest position, was the largest contributor in the quarter and YTD, although the stock still sells for less than half of our appraisal. The merger integration with Level 3 progressed, with synergies realized as planned, cost cutting initiatives at the legacy segments, and a focused reduction in capital spending. Earnings results confirmed management’s confidence in maintaining the substantial dividend. CenturyLink (CTL) is viewed more as a traditional landline business akin to overleveraged, lower-quality peers Frontier Communications and Windstream Holdings, but CTL’s declining legacy landline business is becoming less relevant to the company’s total value, as the mix shifts to the growing Enterprise services fiber segment. For decades, Southeastern has found opportunities in this kind of “good segment / bad segment” situation. CEO Jeff Storey and CFO Sunit Patel are focused on maximizing value in both parts of the business to benefit shareholders.

Mattel (+25%, +1.16%), the toy company, was another large contributor following a strong first quarter. In April, Chairman Ynon Kreiz became CEO. Kreiz arrives with an excellent track record of building and monetizing brands for children and has a strong plan to put Mattel’s intellectual property to best use. He has a big opportunity to restore margins by focusing on the company’s core brands and rationalizing the supply chain. Sales stabilized following the Toys “R” Us bankruptcy, with Barbie up 24% this quarter in her fifty-ninth year. Rumors of interested buyers continued, and we believe the company is worth significantly more than its current price, with additional upside as Kreiz and his team execute.

Park Hotels & Resorts (+17%, +0.83%), the owned hotel REIT with multiple Hilton brands, also rose double digits, making it a major contributor for the quarter and YTD. The company’s Hilton Hawaiian Village, among the most unique and desired hotel properties in the world, put up another solid quarter of revenue and EBITDA growth. A majority of Park’s major metropolitan conference hotels performed well. CEO Tom Baltimore shrewdly sold Hilton Berlin for an attractive price and grew value by repurchasing discounted shares.

CNX Resources (+15%, +0.83%), the Appalachian natural gas company, rose again in the second quarter following its notable first quarter gain. At 36% year-over-year (yoy) growth, production came in ahead of expectations. With the majority hedged over the next four years, the stock’s outperformance does not require higher natural gas strip pricing. Due to CNX’s consolidated accounting following the intelligent purchase of its pipeline’s General Partner stake, the company’s net debt per share appears higher than the effective debt burden, and many ignore the value of that pipeline stake. Chairman Will Thorndike and CEO Nick Deluliis continued to improve operations and de-risk CNX’s balance sheet and production, growing the value of this pure-play gas business.

CK Hutchison (-10%, -0.69%), a Hong Kong listed conglomerate of telecommunications, health & beauty retail, infrastructure, global ports and energy was a detractor in the quarter. Italy’s telecom market had more aggressive competitive pricing than expected. Retailer Watson China’s comparable store sales growth in Q1 2018 was still slightly negative (-0.5%), despite gradually improving. The British pound and euro weakness impacted CK Hutchison’s numerous European assets. Additionally, concerns over a potential trade war between China and the U.S. not only pressured the company’s ports business, but also generated broad negative sentiment around Asian stocks. CK Hutchison’s well-balanced mix of businesses across the globe means that the short-term challenges facing some segments should not alter the long-term attractiveness of the entire portfolio. Overall, the company expects to deliver strong yoy organic earnings growth, partially helped by commodity price recovery. At 5x earnings, the acquisition from VEON of the 50% of the Italian mobile telecom operations that CK currently does not own will further boost earnings and accelerate merger synergies. In May, Victor Li took on the additional role of Chairman from his father, the founder. Victor has proven his ability to run the business over the last four years, and we expect any market uncertainty about Li Ka-shing’s departure to be short-lived.

/ 8

CNH Industrial (CNHI) (-13%, -0.49%), the maker of Case and New Holland agriculture equipment (AG), and Iveco trucks (CV), was also a detractor in the quarter. Negative currency translation from the weak euro to the strong U.S. dollar accounted for almost half of the impact. Trade tension between the U.S. and China indirectly affected the stock since China could impose tariffs on U.S. agricultural products, thus hurting farmers who buy AG products. We see this potential threat as less negative than the stock’s price move implies. Near term, many farmers may have locked in pricing for the current crop. Longer term, row crop equipment demand in the U.S. is low relative to historical standards, with current demand more tilted to the less discretionary replacement purchases. Because CNHI has balanced its channel inventory, the company is getting positive pricing and product mix. CNHI’s $700 million buyback program should allow management to build additional value per share by continuing to repurchase shares in this price pullback.

Portfolio Activity

Trading was relatively quiet during the quarter with no new or exited positions. We trimmed several holdings that performed well in the last six months to manage position sizes relative to the stocks’ discounts. We added to GE near its low for the quarter, before the welcome news of the company’s plan to separate and/or sell its Healthcare and Energy businesses. We also added to Comcast during the quarter, as the bidding for Twenty-First Century Fox heated up. We expect Comcast’s growing, profitable residential and small enterprise broadband to drive value growth at the company, whatever the conclusion to the Fox drama. The shrinking residential video customers are a minimal part of the value and do not impact the formidable broadband and NBCUniversal entertainment assets.

Outlook

The Partners Fund has the potential to deliver above average long-term returns with less risk because the Fund owns good businesses that sell materially below their values. The price-to-value ratio in the high-60s% offers excess return opportunity. Successful acquisition integration should help produce higher earnings at CTL, LafargeHolcim, FedEx, and United Technologies. Furthermore, at CTL, Park Hotels, CNX, Fairfax Financial, Allergan, Alphabet and United Technologies, we expect under-earning or non-earning assets to contribute substantial additional earnings. We are confident that our companies’ increased earnings generation over the next couple of years in combination with the market’s more appropriate weighing of our investees’ values can yield important excess returns.

/ 9

Performance History (Unaudited)

Partners Fund

Average Annual Returns at June 30, 2018

						Since Inception
	YTD*	1 Year	5 Year	10 Year	20 Year	4/8/1987
Partners Fund	0.67%	7.71%	7.59%	5.72%	6.46%	10.43%

S&P 500 Index	2.65	14.37	13.42	10.17	6.46	9.84

*	Year-to-date (YTD) not annualized.

The index is unmanaged. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Partners Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held may be more volatile than those of larger companies.

As reported in the Prospectus dated May 1, 2018, the total expense ratio for the Partners Fund is 0.95%.

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Portfolio Summary (Unaudited)

Partners Fund

Portfolio Holdings at June 30, 2018

		Net Assets
Investments		85.9%
CenturyLink, Inc.	10.0
CK Hutchison Holdings Limited	6.5
CNX Resources Corporation	6.4
Mattel, Inc.	6.1
LafargeHolcim Ltd	6.1
Comcast Corporation	6.0
FedEx Corporation	5.7
Fairfax Financial Holdings Limited	4.9
United Technologies Corporation	4.9
Park Hotels & Resorts Inc.	4.7
Allergan plc	4.7
Alphabet Inc.	4.7
CNH Industrial N.V.	4.7
General Electric Company	4.6
CK Asset Holdings Limited	4.5
CONSOL Energy Inc.	1.4

Cash Reserves Net of Other Assets and Liabilities		14.1

		100.0%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes

January 1, 2018 through

June 30, 2018

New Holdings	Quarter
Comcast Corporation	1Q
Park Hotels & Resorts, Inc.	1Q

Eliminations
Cheseapeake Energy Corporation	1Q
Wynn Resorts, Limited	1Q

/ 11

Portfolio of Investments (Unaudited)

Partners Fund

Common Stocks

	Shares	Value	% of Net Assets
Aerospace & Defense
United Technologies Corporation	1,166,184	$145,807,985	4.9%
Air Freight & Logistics
FedEx Corporation	747,865	169,810,227	5.7
Construction Materials
LafargeHolcim Ltd(a) (Switzerland)	3,724,555	180,636,416	6.1
Diversified Telecommunication Services
CenturyLink, Inc.	15,961,137	297,515,594	10.0
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	18,489,500	196,075,048	6.5
General Electric Company	10,038,252	136,620,610	4.6

		332,695,658	11.1

Insurance
Fairfax Financial Holdings Limited (Canada)	261,468	146,512,773	4.9
Internet Software & Services
Alphabet Inc.—Class C*	126,296	140,902,132	4.7
Leisure Products
Mattel, Inc.	11,035,587	181,204,338	6.1
Machinery
CNH Industrial N.V. (Netherlands)	13,170,567	139,901,995	4.7
Media
Comcast Corporation—Class A	5,434,357	178,301,253	6.0
Oil, Gas & Consumable Fuels
CNX Resources Corporation*	10,778,002	191,632,876	6.4
CONSOL Energy Inc.*(b)	1,033,467	39,633,459	1.4

		231,266,335	7.8

Pharmaceuticals
Allergan plc	847,636	141,317,874	4.7
Real Estate Investment Trusts (REITs)
Park Hotels & Resorts Inc.	4,616,731	141,410,471	4.7
Real Estate Management & Development
CK Asset Holdings Limited (Hong Kong)	17,003,500	135,020,655	4.5

Total Common Stocks (Cost $2,265,444,443)		2,562,303,706	85.9

Options Purchased

	Notional Amount
Currency
Hong Kong Dollar Put, 9/6/18, with BNP Paribas, Strike Price $7.80 (Hong Kong)	170,000,000	867,000	—
Hong Kong Dollar Put, 7/19/19, with BNP Paribas, Strike Price $7.80 (Hong Kong)	24,000,000	98,400	—

Total Options Purchased (Cost $2,035,350)		965,400	—

Short-Term Obligations

	Principal Amount
Repurchase agreement with State Street Bank, 0.35%, dated 6/29/18, due 07/02/18, Repurchase price $118,677,461 (Collateral: $121,050,269 U.S. Treasury Bond, 2.75% due 2/12/28, Par $120,875,000)	118,674,000	118,674,000	4.0

See Notes to Financial Statements.

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Short-Term Obligations

	Principal Amount	Value	% of Net Assets
U.S. Treasury Bill, 1.95% due 09/20/18	300,000,000	$298,753,332	10.0%

Total Short-Term Obligations (Cost $417,387,501)		417,427,332	14.0

Total Investments (Cost $2,684,867,294)		2,980,696,438	99.9
Other Assets (Liabilities), Net		3,700,593	0.1

Net Assets		$2,984,397,031	100.0%

*	Non-income producing security.
(a)	See Note 3.
(b)	Affiliated issuer during the period. See Note 5. Note: Non-U.S. Companies represent 26.7% of net assets.

See Notes to Financial Statements.

/ 13

Management Discussion (Unaudited)

Small-Cap Fund

Longleaf Partners Small-Cap Fund gained 8.86% in the last three months, far surpassing our annual inflation plus 10% absolute goal and outperforming the Russell 2000’s 7.75%. The Fund’s year-to-date (YTD) return of 7.72% was ahead of the Index’s 7.66% in spite of the portfolio’s significant cash holdings. The Fund’s strong results were achieved with less equity risk than the index, due to the cash reserves, which we expect to convert into future long-term compounders as we find qualifying investments.

The Small-Cap Fund and the Index both generated large returns, but the sources of those differed a great deal. Health Care and Information Technology (IT) comprised one-third of the Index and were its largest contributors. The Fund had no Health Care, and its two IT investments were slight detractors from performance, making the relative outperformance even more noteworthy.

Even as the Index rose, we found two new qualifiers in the quarter and added to three existing investments. We did not exit any of the Fund’s holdings but trimmed certain positions. Cash declined from 25% to 18% in the quarter, and a number of prospective investments are on the on-deck list.

Contributors/Detractors

(Q2 Investment return; Q2 Fund contribution)

Sonic (+37%, +1.54%), the quick serve restaurant (QSR) franchise, was the Fund’s largest contributor in the quarter, after beating the market’s negative expectations, reporting flat comparable sales for the quarter and growth in May. Low-single-digit growth projections for the fourth quarter also encouraged investors. Management converted more owned stores to franchised, and the board substantially increased the share repurchase authorization to $500 million, roughly half of the market cap at the time of announcement. The stock went up over 30% in a single week, a good example of how our ultimate outcomes are uncorrelated with market trends. The value should grow from here with the repurchase of undervalued shares, the successful implementation of their mobile app, and new franchise store openings. Over the last several years, CEO Cliff Hudson recognized the value of the business when others did not and repurchased over a third of outstanding shares at discounted prices below where Sonic trades today. In the quarter, we signed a non-disclosure agreement to further our positive engagement with Hudson and his team.

Mattel (+25%, +1.19%), the toy company, added to the Fund’s return following a strong first quarter. In April, Chairman Ynon Kreiz became CEO. Kreiz arrives with an excellent track record of building and monetizing brands for children and has a strong plan to put Mattel’s intellectual property to best use. He has a big opportunity to restore margins by focusing on the company’s core brands and rationalizing the supply chain. Sales stabilized following the Toys “R” Us bankruptcy, with Barbie up 24% this quarter in her fifty-ninth year. Rumors of interested buyers continued, and we believe the company is worth significantly more than its current price, with additional upside as Kreiz and his team execute.

CenturyLink (+17%, +1.14%), the global fiber telecommunications company, made notable gains in the quarter and was the largest contributor for 2018, although the stock still sells for less than half of our appraisal. The merger integration with Level 3 progressed, with synergies realized as planned, cost cutting initiatives at the legacy segments, and a focused reduction in capital spending. Earnings results confirmed management’s confidence in maintaining the substantial dividend. CenturyLink (CTL) is viewed more as a traditional landline business akin to overleveraged, lower-quality peers Frontier Communications and Windstream Holdings, but CTL’s declining legacy landline business is becoming less relevant to the company’s total value, as the mix shifts to the growing Enterprise services fiber segment. For decades, Southeastern has found opportunities in this kind of “good segment / bad segment” situation. CEO Jeff Storey and CFO Sunit Patel are focused on maximizing value in both parts of the business to benefit shareholders.

OCI (+17%, +1.07%), a leading producer of nitrogen fertilizers and natural gas-based chemicals in the U.S., Europe and the Middle East, made gains. The company refinanced its debt, pushing out maturities and lowering cost. OCI has reached a deleveraging phase, as free cash flow will ramp up materially with the methanol plant now online, the completion of major capital expenditure projects, and a positive pricing environment. The Iowa plant benefited from fertilizer pricing’s “Midwest premium” to New Orleans (NOLA), which CEO Nassef Sawiris indicated is likely to increase, given the logistics of getting product to the Corn Belt. Methanol’s 2Q contract prices were strong at $490 (vs. mid-$300s last year). Global demand for both nitrogen and methanol is increasing. The pricing outlook is strong for the foreseeable future with no new capacity coming online in the next 4-5 years and Chinese exports down 80% with the possibility of going away completely, given their cost disadvantage to U.S. natural gas and the Chinese government’s shutdown of higher polluting coal plants. In the quarter, OCI tendered for the remaining shares of OCI Partners, the master limited partnership that is majority owned by OCI, primarily made up of a single integrated methanol and ammonia facility on the U.S. Gulf coast. OCI sells for well below the replacement cost of its assets. Sawiris is an owner-operator focused on value creation and recognition, as well as optimizing the capital structure and generating significant free cash flow.

Realogy (-16%, -0.81%), the U.S.’s top real-estate brokerage, was the only notable detractor in the quarter. Rising interest rates created concerns over slower housing sales, and the company had a terrible first quarter due to what Realogy hopes is the last catchup quarter in paying realtors a higher cut of commissions in the owned brokerage segment. (This is not a factor in its larger, more valuable franchised brokerage segment.) CEO Ryan Schneider responded wisely to the decline by repurchasing shares. Schneider, a recent arrival from Capital One, has focused on organizing Realogy’s powerful internal data to improve its lucrative franchise business. Beyond having the industry’s most trusted brands, Realogy will increasingly offer top brokers the

/ 14

best proprietary data. The company has excellent franchise economics and should benefit long-term from favorable demographics, as an increasing percentage of millennials purchase homes. The other macro fear pushing Realogy to an incredibly low multiple of free cash flow relates to the capital flowing into various concepts that seek to disintermediate realtors from the home transaction equation. We believe that the need for realtors may decline in areas where properties are extremely similar. But, we see a continued important role for realtors in the great percentage of the country where homes, streets and neighborhoods are disparate enough to not lend themselves to formulaic buying and selling of the vast majority of families’ most valuable asset. At Berkshire Hathaway’s annual meeting, Warren Buffett, whose Berkshire Home Services is the #2 competitor to Realogy, made interesting comments that also signal a belief in the long-term viability of the industry.

Portfolio Activity

We added two new positions – GCI Liberty and Forest City Realty Trust. Both stocks present excellent time arbitrage opportunities, with several uncertain quarters overshadowing substantial payouts likely to materialize in the years ahead. Both have multiple segments and complexity that requires more work to arrive at an appraisal. Forest City, a REIT, owns various types of properties across the U.S., including apartments, office buildings, retail and land developments in various stages. Included in the mix is highly demanded Life Sciences lab space in Cambridge, MA. The stock pulled back when the company announced that its strategic review did not result in a sale. Management is building value and structuring the company in attractive ways with a new board, discounted repurchases, land development and joint venture and ground lease buy-ins. At the start of 2021, after the company has been a REIT for five years, Forest City will be free to sell assets or the entire company without any tax penalty. On July 31, Brookfield Asset Management announced an agreement to purchase Forest City for $25.35 per share, a 27% premium to the stock price from June 15 when market speculation of talks between the two began, and in the range of our appraisal. We subsequently sold the position.

In the last year, we have found several new opportunities in real estate related companies, a sector that has been under pressure in the higher interest rate environment. We believe the three real estate related holdings added since 2017, as well as existing holding Hopewell, have quite different return drivers over the next 3-5 years. Hopewell, whose management recently monetized its Highway investment, owns Hong Kong commercial real estate and has a large non-earning asset in its current remodel of one of its primary properties. Park Hotels owns hotels, primarily the trophy Hawaiian Village and a handful of convention center properties in major cities. The company’s two San Francisco hotels should see a boost in revenues when the neighboring Moscone Center in San Francisco re-opens in 2019 after major renovations. Realogy is a fee business tied to residential home sales, which we think will grow, as the millennial population moves from renters to owners. The most recent purchase, Forest City, is more diversified across different types of properties. In fewer than three years, the company will be even more valuable to interested buyers after the expiration of the tax penalty related to transactions post-REIT conversion. We do not focus on the Fund’s sector weight versus the Index, but we are mindful of our collective real estate exposure. We believe the returns for each investment will be predominantly determined by each company’s specific attributes.

Outlook

The Small-Cap Fund has the potential to deliver above average long-term returns with less risk because the Fund owns good businesses that sell materially below their values. The price-to-value ratio in the mid-70s% offers excess return opportunity. At Park Hotels, CNX, Mattel, ViaSat, OCI, Graham Holdings, Hopewell and Forest City we expect under-earning or non-earning assets to contribute substantial additional earnings. Successful acquisition integration should help produce higher earnings at CTL and Liberty Media/Formula One. Additionally, the values of CTL’s and Kodak’s wonderful businesses are dwarfing their poorer segments that created the misperceptions for us to invest. Our patience, discipline and ability can produce additional qualifiers for the Fund’s liquidity, as volatility and a narrower market have helped grow our list of prospective opportunities. We are confident that our companies’ increased earnings generation over the next couple of years in combination with the market’s more appropriate weighing of our investees’ values can yield important excess returns.

/ 15

Performance History (Unaudited)

Small-Cap Fund

Average Annual Returns at June 30, 2018

						Since Inception
	YTD*	1 Year	5 Year	10 Year	20 Year	2/21/1989
Small-Cap Fund	7.72%	11.87%	11.15%	10.93%	10.05%	11.10%

Russell 2000 Index	7.66	17.57	12.46	10.60	8.03	9.90

*	Year-to-date (YTD) not annualized.

The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Small-Cap Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Smaller company stocks may be more volatile with less financial resources than those of larger companies.

As reported in the Prospectus dated May 1, 2018, the total expense ratio for the Small-Cap Fund is 0.92%.

/ 16

Portfolio Summary (Unaudited)

Small-Cap Fund

Portfolio Holdings at June 30, 2018

		Net Assets
Investments		81.8%
CenturyLink, Inc.	6.9
Park Hotels & Resorts Inc.	6.9
OCI N.V.	6.6
Liberty Media Formula One	6.4
Graham Holdings Company	6.3
Sonic Corp.	5.5
Mattel, Inc.	5.4
ViaSat, Inc.	4.9
CNX Resources Corporation	4.8
Neiman Marcus Group LTD LLC (Bonds)	4.7
Forest City Realty Trust, Inc.	4.7
Hopewell Holdings Limited	4.5
Realogy Holdings Corp.	4.4
Actuant Corporation	4.3
Eastman Kodak Company (Common and Preferred)	4.2
CONSOL Energy Inc.	1.1
GCI Liberty, Inc.	0.2

Cash Reserves Net of Other Assets and Liabilities		18.2

		100.0%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes

January 1, 2018 through

June 30, 2018

New Holdings	Quarter
Forest City Realty Trust, Inc.	2Q
GCI Liberty, Inc.	2Q

Eliminations
Wynn Resorts, Limited	1Q

/ 17

Portfolio of Investments (Unaudited)

Small-Cap Fund

Common Stocks

	Shares	Value	% of Net Assets
Chemicals
OCI N.V.*(a)(b) (Netherlands)	9,661,792	$260,977,040	6.6%
Communications Equipment
ViaSat, Inc.*(b)	2,942,473	193,379,326	4.9
Diversified Consumer Services
Graham Holdings Company—Class B(b)	428,000	250,850,800	6.3
Diversified Telecommunication Services
CenturyLink, Inc.	14,779,941	275,498,100	6.9
Hotels, Restaurants & Leisure
Sonic Corp.(b)	6,370,000	219,255,400	5.5
Leisure Products
Mattel, Inc.	13,097,658	215,063,544	5.4
Machinery
Actuant Corporation—Class A(b)	5,841,674	171,453,132	4.3
Media
GCI Liberty, Inc.—Class A*	175,225	7,899,143	0.2
Movies & Entertainment
Liberty Media Formula One—Class A*	2,322,149	81,995,081	2.0
Liberty Media Formula One—Class C*	4,688,935	174,100,157	4.4

		256,095,238	6.4

Oil, Gas & Consumable Fuels
CNX Resources Corporation*(b)	10,835,024	192,646,727	4.8
CONSOL Energy Inc.*(b)	1,099,447	42,163,792	1.1

		234,810,519	5.9

Real Estate Investment Trusts (REITs)
Park Hotels & Resorts Inc.	8,928,003	273,464,732	6.9
Real Estate Management & Development
Forest City Realty Trust, Inc.—Class A	8,277,468	188,809,045	4.7
Hopewell Holdings Limited(b) (Hong Kong)	52,817,500	180,420,745	4.5
Realogy Holdings Corp.(b)	7,627,492	173,906,818	4.4

		543,136,608	13.6

Technology Hardware, Storage & Peripherals Eastman Kodak Company*(c)	4,000,000	15,200,000	0.4

Total Common Stocks (Cost $2,491,612,080)		2,917,083,582	73.3

Preferred Stock

Technology Hardware, Storage & Peripherals
Eastman Kodak Company Convertible Preferred Stock - Series A 5.50%(c)(d)(e) (Cost $186,430,000)	1,864,300	151,679,448	3.8

Corporate Bonds

	Principal Amount
Multiline Retail
Neiman Marcus Group LTD LLC 8.00% 144A Senior Notes due 10/15/2021(f)	180,971,000	120,571,929	3.0
Neiman Marcus Group LTD LLC 8.75% 144A Senior Notes due 10/15/2021(f)(g)	102,049,503	68,373,167	1.7

Total Corporate Bonds (Cost $183,985,032)		188,945,096	4.7

See Notes to Financial Statements.

/ 18

Options Purchased

	Notional Amount	Value	% of Net Assets
Currency
Hong Kong Dollar Put, 7/19/19, with BNP Paribas, Strike Price $7.80 (Hong Kong) (Cost $1,231,700)	218,000,000	$893,800	—%

Short-Term Obligations

	Principal Amount
Repurchase agreement with State Street Bank, 0.35%, dated 6/29/18, due 07/02/18, Repurchase price $157,517,594 (Collateral: $160,667,631 U.S. Treasury Bond, 2.75% due 2/12/28, Par $160,435,000)	157,513,000	157,513,000	4.0
U.S. Treasury Bill, 1.95% due 09/20/18	300,000,000	298,753,332	7.5
U.S. Treasury Bill, 2.02% due 12/20/18	250,000,000	247,596,797	6.2

Total Short-Term Obligations (Cost $702,250,083)		703,863,129	17.7

Total Investments (Cost $3,565,508,895)		3,962,465,055	99.5
Other Assets (Liabilities), Net		18,550,482	0.5

Net Assets		$3,981,015,537	100.0%

*	Non-income producing security.
(a)	See Note 3.
(b)	Affiliated issuer during the period. See Note 5.
(c)	Controlled investment during the period. See Note 5.
(d)	Investment categorized as Level 3 in fair value hierarchy. See Note 7.
(e)

These shares were acquired directly from the issuer in a private placement on November 7, 2016, with a total cost at June 30, 2018 of $186,430,000. They are considered restricted securities under the Securities Act of 1933 (the “33 Act”). These shares may be sold only if registered under the 33 Act or an exemption is available. The issuer has filed with the SEC a registration statement on Form S-3 providing for the potential resale on an ongoing basis under 33 Act Rule 415 of Series A Preferred Stock as well as the Common Stock issuable upon conversion of the Series A Preferred Stock, subject to certain terms of a Registration Rights Agreement with the issuer. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued using procedures adopted by the Board of Trustees (See Notes 2 and 7).

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(g)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

Note: Non-U.S. Companies represent 11.1% of net assets.

See Notes to Financial Statements.

/ 19

Management Discussion (Unaudited)

International Fund

Longleaf Partners International Fund declined slightly in the quarter, returning -0.06%, but outperformed the MSCI EAFE Index, which lost -1.24%. The Fund’s -0.06% return year-to-date (YTD) also exceeded the Index’s -2.75%. The Fund had a handful of companies with double-digit gains, but the small aggregate impact of a few detractors and a strong U.S. dollar offset the positive contributors. Currency translation cost the International Fund approximately -3%, reflecting foreign exchange fluctuations rather than challenges to our companies’ underlying operations or quality. Companies with large perceived emerging market (EM) and trade related exposure came under pressure in the quarter. The Emerging Market Index fell almost 8% as rising U.S. bond yields, heightened geo-political tensions, weaker EM currencies and increased prospects of a trade war all conspired to create the sell-off in EM equities.

We manage the portfolio without regard to index weights or style categories, and our returns come from the outcomes at our businesses, rather than top-down market sectors. For example, oil prices reached their highest level since 2014, making Energy the only notable positive impact to the Index. The sector rose 11%, while no other sector generated more than 1%, and most were negative. The worst performing sector was Financials, down 6%. By contrast, the Fund outperformed the Index with no exposure to Energy and with a positive return for Financials (two insurance related businesses). Additionally, “growth” once again outperformed “value,” with an almost 3% difference in just the last three months. Our investment criteria require “growth” and “value” - quality businesses that will grow purchased at material discounts to what they are worth.

The most notable development of the quarter was having more investment qualifiers than cash after two years of higher than average cash levels and limited qualifiers. Cash ended the quarter in the low single digits, down from 13% three months ago and a recent high of 29% in June 2017. As predicted, we found compelling opportunities without an overall market correction. We began to find undervalued high quality companies in the latter part of 2017, as performance dispersion among global share prices widened. New investments ramped up in the first quarter. Over the last three months, we added two additional companies to the portfolio and increased the Fund’s stake in some of the more recent purchases. We have a robust on-deck list of prospective investments, and the remaining cash already has been allocated to a new buy order.

Contributors/Detractors

(Q2 Investment return; Q2 Fund contribution)

Hikma Pharmaceuticals (+19%, +1.07%), a multinational generic pharmaceutical company based in the U.K., had a strong quarter and was the largest contributor for the quarter and YTD. The company has three divisions: Branded Generics with products sold primarily in the Middle East and North Africa (MENA), Injectable Generics (U.S., MENA and Europe), and U.S. Oral Generics. The company reported positive results and ongoing cost reductions and reiterated guidance for the year, in spite of challenging pricing pressures across the U.S. Oral Generics industry. Injectables and Branded Generics make up the majority of our value and are strong underlying businesses with high barriers to entry. For decades, Southeastern has found opportunities in this kind of “good segment / bad segment” situation. The short-term focus on lower margin Oral Generics is overshadowing the growing, higher margin Injectables business, as well as the rising demand for Branded Generics in EM. We believe that the aligned and experienced leadership of CEO Siggi Olafsson and Executive Chairman Said Darwazah, whose family owns 25%, will further grow the company and build value per share. During the quarter, we trimmed our position to reflect the higher price-to-value ratio (P/V) and to fund new purchases.

OCI (+17%, +0.87%), a leading producer of nitrogen fertilizers and natural gas-based chemicals in the U.S., Europe and the Middle East, was one of the largest contributors this quarter. The company refinanced its debt, pushing out maturities and lowering cost. OCI has reached a deleveraging phase, as free cash flow will ramp up materially with the methanol plant now online, the completion of major capital expenditure (capex) projects, and a positive pricing environment. The Iowa plant benefited from fertilizer pricing’s “Midwest premium” to New Orleans (NOLA), which CEO Nassef Sawiris indicated is likely to increase, given the logistics of getting product to the Corn Belt. Methanol’s 2Q contract prices were strong at $490 (vs. mid-$300s last year). Global demand for both nitrogen and methanol is increasing. The pricing outlook is strong for the foreseeable future with no new capacity coming online in the next 4-5 years and Chinese exports down 80% with the possibility of going away completely, given their cost disadvantage to U.S. natural gas and the Chinese government’s shutdown of higher polluting coal plants. In the quarter, OCI tendered for the remaining shares of OCI Partners, the master limited partnership (MLP) that is majority owned by OCI, primarily made up of a single integrated methanol and ammonia facility on the U.S. Gulf coast. OCI sells for well below the replacement cost of its assets. Sawiris is an owner-operator focused on value creation and recognition, as well as optimizing the capital structure and generating significant free cash flow.

C&C (+19%, +0.67%), the Irish cider and beer company, was a strong contributor in a quarter that saw the company make a significant acquisition that improves its route to market in England and Wales. C&C was able to buy Matthew Clark Bibendum, one of the largest distributors in the U.K., at a significant discount to its potential value because C&C was the only buyer able to move quickly in a deal that required fast closure. In addition to the deal, price increases over the last two years and a shift toward higher margin sales helped Scotland perform well, and the competitive environment in Ireland appeared to stabilize. C&C’s management has been disciplined on capital allocation, holding back capacity for just such an opportunity while paying a dividend and shrinking the share count opportunistically. Our patience in supporting that approach has been vindicated with this opportunistic deal.

MinebeaMitsumi (-21%, -0.80%), the Japanese manufacturer of high precision equipment and components, was the largest detractor in the quarter. The company’s conservative forecast for this financial year ending March 2019 was below investor expectations. In May, a rumor that Apple would adopt OLED screens for all of its iPhones next year further affected Minebea’s

/ 20

share price because the company provides LCD backlights for Apple. This rumor was unverified and, we believe, unlikely to be true, given that MinebeaMitsumi recently decided to increase capital expenditures for the backlight business. More importantly, MinebeaMitsumi’s entire backlight business accounts for only about 2% of our appraisal, making the size of the stock move unwarranted. Minebea’s cash cow ball bearings business remained strong, with volume expected to be up 10% and revenue up 17% this fiscal year. Although optical devices and mechanical parts within the Mitsumi division are having a slow start in the first half of this fiscal year, demand is expected to increase in the second half, and the company has increased capacity by 50% for both sub-segments. Free cash flow generation continued to grow under the leadership of CEO Yoshihisa Kainuma, whose family owns over 6% of the company. Barring any major mergers and acquisitions, MinebeaMitsumi will be in a net cash position within two years. We added to our stake during the quarter after initiating the position earlier in the year.

CK Hutchison (-10%, -0.66%), a Hong Kong listed conglomerate of telecommunications, health & beauty retail, infrastructure, global ports, and energy was a detractor in the quarter. Italy’s telecom market had more aggressive competitive pricing than expected. Retailer Watson China’s comparable store sales growth in Q1 2018 was still slightly negative (-0.5%), despite gradually improving. The British pound and euro weakness impacted CK Hutchison’s numerous European assets. Additionally, concerns over a potential trade war between China and the U.S. not only pressured the company’s ports business, but also generated broad negative sentiment around Asian stocks. CK Hutchison’s well-balanced mix of businesses across the globe means that the short-term challenges facing some segments should not alter the long-term attractiveness of the entire portfolio. Overall, the company expects to deliver strong year-over-year organic earnings growth, partially helped by commodity price recovery. At 5x earnings, the acquisition from VEON of the 50% of the Italian mobile telecom operations that CK currently does not own will further boost earnings and accelerate merger synergies. In May, Victor Li took on the additional role of Chairman from his father, the founder. Victor has proven his ability to run the business over the last four years, and we expect any market uncertainty about Li Ka-shing’s departure to be short-lived.

Portfolio Activity

During the quarter, we added two new investments to the Fund. Thyssenkrupp is a conglomerate with industrial businesses that have been impacted by tariff and trade concerns. The other, Bharti Airtel, is a telecommunications (Telco) company, a sector that has been weak around the world. Immediately after the quarter, we started buying a second new Telco.

We added to several holdings that became more discounted relative to the underlying strength of their core businesses. We also took Vestas Wind Systems, which we bought in the first quarter, to a full position. In the first quarter, we purchased Cemex convertible bonds, a small position that we sold in the second quarter, as other more discounted and higher quality opportunities emerged. We exited the Fund’s minimal stake in MLog, and we trimmed several more fully valued positions to enable adding to more discounted existing and new companies.

Outlook

The International Fund has become more compelling for long-term investors. The P/V sits in the low-70s%, and we are fully invested in competitively advantaged businesses managed by competent executives. Successful acquisition integration should help produce higher earnings at LafargeHolcim and C&C. Furthermore, at Fairfax Financial, Melco, OCI, Ferrovial and Belmond, we expect under-earning or non-earning assets to contribute substantial additional earnings. Additionally, the values of the wonderful businesses at Hikma, Melco, Ferrovial, Millicom and Minebea are dwarfing their poorer segments that created the misperceptions for us to invest. As the Fund’s largest owner, we are encouraged by having more investment qualifiers than liquidity for the first time in a while. We are confident that our companies’ increased earnings generation over the next couple of years in combination with the market’s more appropriate weighing of our investees’ values can yield important excess returns.

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Performance History (Unaudited)

International Fund

Average Annual Returns at June 30, 2018

					Since Inception
	YTD*	1 Year	5 Year	10 Year	10/26/1998
International Fund	-0.06%	5.25%	5.71%	2.77%	7.68%

MSCI EAFE Index	-2.75	6.84	6.44	2.84	4.69

*	Year-to-date (YTD) not annualized.

The index is unmanaged. Because the MSCI EAFE Index was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The International Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.

As reported in the Prospectus dated May 1, 2018, the total expense ratio for the International Fund is 1.19% (gross) and 1.15% (net). The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.15% of average annual net assets.

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Portfolio Summary (Unaudited)

International Fund

Portfolio Holdings at June 30, 2018

			Net Assets
Investments			97.3%
EXOR N.V.	8.3
OCI N.V.	7.0
CK Hutchison Holdings Limited	7.0
LafargeHolcim Ltd	6.7
Hikma Pharmaceuticals PLC	5.5
CK Asset Holdings Limited	5.1
Ferrovial S.A.	4.9
Baidu, Inc. ADR	4.9
Fairfax Financial Holdings Limited	4.8
Belmond Ltd.	4.7
Melco International Development Limited	4.7
Great Eagle Holdings Limited	4.7
MinebeaMitsumi Inc.	4.4
Vestas Wind Systems A/S	4.3
C&C Group plc	4.3
Thyssenkrupp AG	3.8
Millicom International Cellular S.A.	3.5
Bharti Airtel Limited	3.2
AIN Holdings Inc.	2.9
Grupo Televisa, S.A.B.	2.4
Genting Berhad (Warrants)	0.2	*

Cash Reserves Net of Other Assets and Liabilities			2.7 *

			100.0%

*	Weightings adjusted for sale of warrants and purchase of underlying stock:

Genting Berhad	2.7%

Cash Reserves Net of Other Assets and Liabilities	0.3%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes

January 1, 2018 through

June 30, 2018

New Holdings	Quarter
AIN Holdings Inc.	1Q
Bharti Airtel Limited	2Q
Cemex S.A.B. de C.V. Convertible Bond	1Q
Grupo Televisa, S.A.B.	1Q
MinebeaMitsumi Inc.	1Q
Thyssenkrupp AG	2Q
Vestas Wind Systems	1Q

Eliminations
Cemex S.A.B. de C.V. Convertible Bond	2Q
MLog S.A.	2Q
Yum China Holdings, Inc.	1Q

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Portfolio of Investments (Unaudited)

International Fund

Common Stocks

	Shares	Value	% of Net Assets
Beverages
C&C Group plc (Ireland)	12,436,786	$47,056,774	4.3%
Chemicals
OCI N.V.*(a) (Netherlands)	2,873,960	77,629,240	7.0
Construction & Engineering
Ferrovial S.A. (Spain)	2,625,925	53,894,772	4.9
Construction Materials
LafargeHolcim Ltd(a) (Switzerland)	1,535,332	74,461,746	6.7
Diversified Financial Services
EXOR N.V. (Netherlands)	1,365,125	91,985,043	8.3
Diversified Telecommunication Services
Bharti Airtel Limited (India)	7,990,809	35,052,728	3.2
Electrical Equipment
Vestas Wind Systems A/S (Denmark)	767,037	47,489,340	4.3
Food & Staples Retailing
AIN Holdings Inc. (Japan)	431,800	31,863,849	2.9
Hotels, Restaurants & Leisure
Belmond Ltd. - Class A* (United Kingdom)	4,694,367	52,342,192	4.7
Melco International Development Limited (Hong Kong)	16,915,700	52,069,205	4.7

		104,411,397	9.4

Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	7,318,000	77,604,976	7.0
Insurance
Fairfax Financial Holdings Limited (Canada)	95,827	53,696,359	4.8
Internet Software & Services
Baidu, Inc. ADR* (China)	221,264	53,767,152	4.9
Machinery
MinebeaMitsumi Inc. (Japan)	2,870,800	48,592,144	4.4
Media
Grupo Televisa, S.A.B. (Mexico)	1,412,909	26,774,625	2.4
Metals & Mining
Thyssenkrupp AG (Germany)	1,751,562	42,586,821	3.8
Pharmaceuticals
Hikma Pharmaceuticals PLC (United Kingdom)	3,052,233	60,462,991	5.5
Real Estate Management & Development
CK Asset Holdings Limited (Hong Kong)	7,111,000	56,466,720	5.1
Great Eagle Holdings Limited (Hong Kong)	10,659,476	52,036,547	4.7

		108,503,267	9.8

Wireless Telecommunication Services
Millicom International Cellular S.A. (Sweden)	651,716	38,491,391	3.5

Total Common Stocks (Cost $898,268,983)		1,074,324,615	97.1

Warrants

Hotels, Restaurants & Leisure
Genting Berhad Warrants, exercise price $1.97, 12/18/18* (Malaysia) (Cost $10,278,052)	14,131,925	2,151,537	0.2

See Notes to Financial Statements.

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Options Purchased

	Notional Amount	Value	% of Net Assets
Currency
Hong Kong Dollar Put, 7/19/19, with BNP Paribas, Strike Price $7.80 (Hong Kong) (Cost $841,850)	149,000,000	$610,900	—%

Short-Term Obligations

	Principal Amount
Repurchase agreement with State Street Bank, 0.35%, dated 6/29/18, due 07/02/18, Repurchase price $54,329,585 (Collateral: $55,415,236 U.S. Treasury Bond, 2.75% due 2/12/28, Par $55,335,000) (Cost $54,328,000)	54,328,000	54,328,000	4.9

Total Investments (Cost $963,716,885)		1,131,415,052	102.2
Other Assets (Liabilities), Net		(24,771,703)	(2.2)

Net Assets		$1,106,643,349	100.0%

*	Non-income producing security.
(a)	See Note 3.

Forward Currency Contracts

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Gain
USD 55,956,559	RMB 356,986,059	State Street	9/26/18	$2,327,930

Currency Abbreviation:

RMB — Chinese Renminbi

USD — U.S. Dollar

Country Weightings		Regional Weightings
	Net Assets
Hong Kong	21.5%
Netherlands	15.3
United Kingdom	10.2
Japan	7.3
Switzerland	6.7
China	4.9
Spain	4.9
Canada	4.8
Ireland	4.3
Denmark	4.3
Germany	3.8
Sweden	3.5
India	3.2
Mexico	2.4
Malaysia	0.2
Cash & Other	2.7

	100.0%

See Notes to Financial Statements.

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Management Discussion (Unaudited)

Global Fund

Longleaf Partners Global Fund gained 0.95% in the quarter, behind the MSCI World Index’s 1.73%. Though positive, the Fund and Index both trailed inflation plus 10%. Year-to-date (YTD) returns were -0.34% and 0.43% respectively. The Global Fund had a handful of companies with double-digit gains over the last three months, but the aggregate impact of few small detractors and a strong U.S. dollar offset much of the positive contributors. Currency translation cost approximately -2%, reflecting foreign exchange fluctuations rather than challenges to our companies’ underlying operations or quality.

Information Technology (18% of the MSCI World) remained the main driver of the Index, gaining 6%. Consumer Discretionary (13% of the MSCI World), where Amazon and Netflix reside, was the other major Index contributor. Energy was the only sector with double-digit gains, as oil prices reached their highest level since 2014. “Growth” once again significantly outperformed “Value,” with a 4% difference in just the last three months. We manage the portfolio without regard to index weights or top-down style categories. Our investment criteria require both “growth” and “value” - quality businesses that will grow purchased at material discounts to what they are worth. The Fund’s long-term returns will depend on the outcomes of the limited number of companies we own, not on broader market trends. For example, Telecommunications (Telco) was among the Index’s worst performing sectors, declining almost 3%, but the Fund’s investment in CenturyLink, which gained 17%, made Telco the best performing sector and biggest contributor to performance by far.

Companies with large emerging market (EM) and trade related exposure were the largest collective pressure on those stocks that declined, including CK Hutchison, CNH, FedEx, EXOR, LafargeHolcim, Vestas Wind Systems and United Technologies. The EM Index fell almost 8% as rising U.S. bond yields, heightened geo-political tensions, weaker EM currencies and increased prospects of a trade war all conspired to create the sell-off in EM equities. It is too early to know how tariffs will settle out, but, in most cases, even where segments of our companies could be negatively impacted, other parts of the business seem largely immune or have catalysts that could help insulate them. Higher oil prices also created a headwind for LafargeHolcim, FedEx, and EXOR’s investment in Fiat Chrysler.

Stock price volatility and increasing return dispersion produced a growing on-deck list of prospective investments. The list increasingly includes U.S. companies, given how much the market drivers narrowed over the last year, but the trade war fears and U.S. dollar strength made other markets even more discounted. We are currently debating how best to deploy the Fund’s remaining cash. We did not buy any new companies, nor did we exit any investments.

Contributors/Detractors

(Q2 Investment return; Q2 Fund contribution)

CenturyLink (+17%, +1.27%), the global fiber telecommunications company that is the Fund’s largest position, made notable gains in the quarter and was the largest contributor in 2018, although the stock still sells for less than half of our appraisal. The merger integration with Level 3 progressed, with synergies realized as planned, cost cutting initiatives at the legacy segments, and a focused reduction in capital spending. Earnings results confirmed management’s confidence in maintaining the substantial dividend. CenturyLink (CTL) is viewed more as a traditional landline business akin to overleveraged, lower-quality peers Frontier Communications and Windstream Holdings, but CTL’s declining legacy landline business is becoming less relevant to the company’s total value, as the mix shifts to the growing Enterprise services fiber segment. For decades, Southeastern has found opportunities in this kind of “good segment / bad segment” situation. CEO Jeff Storey and CFO Sunit Patel are focused on maximizing value in both parts of the business to benefit shareholders.

OCI (+17%, +0.70%), a leading producer of nitrogen fertilizers and natural gas-based chemicals in the U.S., Europe and the Middle East, made gains. The company refinanced its debt, pushing out maturities and lowering cost. OCI has reached a deleveraging phase, as free cash flow will ramp up materially with the methanol plant now online, the completion of major capital expenditure projects, and a positive pricing environment. The Iowa plant benefited from fertilizer pricing’s “Midwest premium” to New Orleans (NOLA), which CEO Nassef Sawiris indicated is likely to increase, given the logistics of getting product to the Corn Belt. Methanol’s 2Q contract prices were strong at $490 (vs. mid-$300s last year). Global demand for both nitrogen and methanol is increasing. The pricing outlook is strong for the foreseeable future with no new capacity coming online in the next 4-5 years and Chinese exports down 80% with the possibility of going away completely, given their cost disadvantage to U.S. natural gas and the Chinese government’s shutdown of higher polluting coal plants. In the quarter, OCI tendered for the remaining shares of OCI Partners, the master limited partnership that is majority owned by OCI, primarily made up of a single integrated methanol and ammonia facility on the U.S. Gulf coast. OCI sells for well below the replacement cost of its assets. Sawiris is an owner-operator focused on value creation and recognition, as well as optimizing the capital structure and generating significant free cash flow.

CNX (+15%, +0.59%), the Appalachian natural gas company, rose again in the second quarter following its notable first quarter gain. At 36% year-over-year growth, production came in ahead of expectations. With the majority hedged over the next four years, the stock’s outperformance does not require higher natural gas strip pricing. Due to CNX’s consolidated accounting following the intelligent purchase of its pipeline’s General Partner stake, the company’s net debt per share appears higher than the effective debt burden, and many ignore the value of that pipeline stake. Chairman Will Thorndike and CEO Nick Deluliis continued to improve operations and de-risk CNX’s balance sheet and production, growing the value of this pure-play gas business.

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Fairfax Financial Holdings (+10%, +0.54%), the global insurance company, was also a positive contributor. Fairfax underwrote a solid 96% combined ratio, while growing premiums. CEO Prem Watsa repurchased the company’s discounted shares, and picked up Canadian Toys “R” Us stores and Carillion’s Canadian operations out of bankruptcy. His liquid investment portfolio positions the company to go on offense in these more volatile markets and to take advantage of higher interest rates in the fixed income portion of the portfolio.

The Fund had no significant detractors. As mentioned above, most stocks that declined had some mix of currency translation, trade war fear and higher energy cost pressure.

Portfolio Activity

Trading was relatively quiet during the quarter with no new or exited positions. We trimmed several holdings that have performed well in the last six months to manage position sizes relative to those stocks’ discounts. We added to General Electric near its low for the quarter, before the welcome news of the company’s plan to separate and/or sell its Healthcare and Energy businesses. We also added to Comcast during the quarter, as the bidding for Twenty-First Century Fox heated up. We expect Comcast’s growing, profitable residential and small enterprise broadband to drive value growth at the company, whatever the conclusion to the Fox drama. The shrinking residential video customers are a minimal part of the value and do not impact the formidable broadband and NBCUniversal entertainment assets.

Outlook

The Global Fund has the potential to deliver above average long-term returns with less risk because the Fund owns good businesses that sell materially below their values. The price-to-value ratio in the high-60s% offers excess return opportunity. Successful acquisition integration should help produce higher earnings at CTL, LafargeHolcim, FedEx, Fairfax and United Technologies. Furthermore, at CTL, CNX, Fairfax, Allergan, Alphabet, OCI, Ferrovial, Hopewell, Melco and United Technologies, we expect under-earning or non-earning assets to contribute substantial additional earnings. The values of the wonderful businesses at CTL, Comcast, Ferrovial, GE and Melco are dwarfing their poorer segments that created the misperceptions for us to invest. As the Fund’s largest owner, we are encouraged by having a large on-deck list for the Fund’s limited liquidity. We are confident that our companies’ increased earnings generation over the next couple of years in combination with the market’s more appropriate weighing of our investees’ values can yield important excess returns.

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Performance History (Unaudited)

Global Fund

Average Annual Returns at June 30, 2018

	YTD*	1 Year	5 Year	Since Inception 12/27/2012
Global Fund	-0.34%	5.38%	8.94%	8.64%
MSCI World Index	0.43%	11.09	9.94	10.64

*	Year-to-date (YTD) not annualized.

The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Global Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.

As reported in the Prospectus dated May 1, 2018, the total expense ratio for the Global Fund is 1.48% (gross) and 1.20% (net). The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.20% of average annual net assets.

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Portfolio Summary (Unaudited)

Global Fund

Portfolio Holdings at June 30, 2018

			Net Assets
Investments			92.0%
CenturyLink, Inc.	8.7
EXOR N.V.	6.8
Comcast Corporation	5.9
Allergan plc	5.5
Fairfax Financial Holdings Limited	5.2
OCI N.V.	5.2
FedEx Corporation	5.2
General Electric Company	5.1
Ferrovial S.A.	4.7
CNX Resources Corporation	4.6
LafargeHolcim Ltd	4.5
Alphabet Inc.	4.5
CK Hutchison Holdings Limited	4.5
Melco International Development Limited	4.2
United Technologies Corporation	4.0
CK Asset Holdings Limited	3.8
Vestas Wind Systems A/S	3.5
CNH Industrial N.V.	3.0
Hopewell Holdings Limited	2.0
CONSOL Energy Inc.	0.9
Genting Berhad (Warrants)	0.2	*

Cash Reserves Net of Other Assets and Liabilities			8.0 *

			100.0%

*	Weightings adjusted for sale of warrants and purchase of underlying stock:

Genting Berhad	2.3%
Cash Reserves Net of Other Assets and Liabilities	5.8%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes

January 1, 2018 through

June 30, 2018

New Holdings	Quarter
Comcast Corporation	1Q
Vestas Wind Systems A/S	1Q

Eliminations
Chesapeake Energy Corporation	1Q
Wynn Resorts, Limited	1Q
Yum China Holdings, Inc.	1Q

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Portfolio of Investments (Unaudited)

Global Fund

Common Stocks

	Shares	Value	% of Net Assets
Aerospace & Defense
United Technologies Corporation (United States)	76,724	$9,592,802	4.0%
Air Freight & Logistics
FedEx Corporation (United States)	55,412	12,581,849	5.2
Chemicals
OCI N.V.*(a) (Netherlands)	465,968	12,586,376	5.2
Construction & Engineering
Ferrovial S.A. (Spain)	557,261	11,437,286	4.7
Construction Materials
LafargeHolcim Ltd. (Swiss Exchange)(a) (Switzerland)	19,600	957,536	0.4
LafargeHolcim Ltd. (French Exchange)(a) (Switzerland)	205,845	9,983,234	4.1

		10,940,770	4.5

Diversified Financial Services
EXOR N.V. (Netherlands)	244,979	16,507,209	6.8
Diversified Telecommunication Services
CenturyLink, Inc. (United States)	1,123,152	20,935,553	8.7
Electrical Equipment
Vestas Wind Systems A/S (Denmark)	136,177	8,431,087	3.5
Hotels, Restaurants & Leisure
Melco International Development Limited (Hong Kong)	3,250,388	10,005,209	4.2
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	1,012,029	10,732,233	4.5
General Electric Company (United States)	912,349	12,417,070	5.1

		23,149,303	9.6

Insurance
Fairfax Financial Holdings Limited (Canada)	22,559	12,640,865	5.2
Internet Software & Services
Alphabet Inc. - Class C* (United States)	9,735	10,860,853	4.5
Machinery
CNH Industrial N.V. (Netherlands)	676,037	7,181,082	3.0
Media
Comcast Corporation - Class A (United States)	432,804	14,200,299	5.9
Oil, Gas & Consumable Fuels
CNX Resources Corporation* (United States)	624,551	11,104,517	4.6
CONSOL Energy Inc.* (United States)	54,406	2,086,470	0.9

		13,190,987	5.5

Pharmaceuticals
Allergan plc (United States)	79,594	13,269,912	5.5
Real Estate Management & Development
CK Asset Holdings Limited (Hong Kong)	1,166,529	9,263,123	3.8
Hopewell Holdings Limited (Hong Kong)	1,391,500	4,753,263	2.0

		14,016,386	5.8

Total Common Stocks (Cost $194,005,240)		221,527,828	91.8

Warrants

Hotels, Restaurants & Leisure
Genting Berhad Warrants, exercise price $1.97, 12/18/2018* (Malaysia) (Cost $2,231,260)	2,682,186	408,354	0.2

See Notes to Financial Statements.

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Options Purchased

	Notional Amount	Value	% of Net Assets
Currency
Hong Kong Dollar Put, 7/19/19, with BNP Paribas, Strike Price $7.80 (Hong Kong) (Cost $144,075)	25,500,000	$104,550	—%

Short-Term Obligations

	Principal Amount
Repurchase agreement with State Street Bank, 0.35%, dated 6/29/18, due 07/02/18, Repurchase price $19,182,559 (Collateral: $19,568,333 U.S. Treasury Bond, 2.75% due 2/12/28, Par $19,540,000) (Cost $19,182,000)	19,182,000	19,182,000	8.0

Total Investments (Cost $215,562,575)		241,222,732	100.0
Other Assets (Liabilities), Net		(39,344)	(—)

Net Assets		$241,183,388	100.0%

*	Non-income producing security.
(a)	See Note 3.

Country Weightings

Net Assets
United States	44.4%
Netherlands	15.0
Hong Kong	14.5
Canada	5.2
Spain	4.7
Switzerland	4.5
Denmark	3.5
Malaysia	0.2
Cash & Other	8.0

100.0

Regional Weightings

See Notes to Financial Statements.

/ 31

Statements of Assets and Liabilities (Unaudited)

at June 30, 2018

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Assets:
Affiliated investments, at value (Cost $40,804,295, $1,483,997,903, $0, $0, respectively)	$39,633,459	$1,685,053,780	$—	$—
Controlled investments, at value (Cost $0, $229,430,000, $0, $0, respectively)	—	166,879,448	—	—
Non-affiliated securities, at value (Cost $2,644,062,999, $1,852,080,992, $963,716,885, $215,562,575, respectively)	2,941,062,980	2,110,531,827	1,131,415,053	241,222,732
Cash	492	661	421	293
Receivable from:
Fund shares sold	152,847	475,952	400,951	—
Dividends and interest	5,794,492	12,785,471	1,751,587	157,391
Securities sold	1,654,622	11,089,298	2,425,321	9,174
Investment Counsel	—	—	27,497	47,250
Foreign tax reclaims	—	—	282,950	52,983
Unrealized gain on foreign currency contracts	—	—	2,327,930	—
Other assets	27,539	32,786	8,639	1,564

Total Assets	2,988,326,431	3,986,849,223	1,138,640,349	241,491,387

Liabilities:
Payable for:
Fund shares redeemed	1,387,374	2,742,676	26,504,801	10,880
Securities purchased	—	—	4,329,112	—
Investment Counsel fee	1,978,850	2,523,913	957,247	227,814
Administration fee	252,887	325,563	97,228	20,250
Other accrued expenses	310,289	241,534	108,612	49,055

Total Liabilities	3,929,400	5,833,686	31,997,000	307,999

Net Assets	$2,984,397,031	$3,981,015,537	$1,106,643,349	$241,183,388

Net assets consist of:
Paid-in capital	$2,262,849,094	$3,247,143,893	$975,602,048	$193,323,292
Undistributed net investment income (loss)	41,365,134	68,986,523	(14,381,212)	2,508,820
Accumulated net realized gain (loss) on investments and foreign currency	384,384,658	269,519,447	(24,581,661)	19,692,567
Net unrealized appreciation on investments and foreign currency	295,798,145	395,365,674	170,004,174	25,658,709

Net Assets	$2,984,397,031	$3,981,015,537	$1,106,643,349	$241,183,388

Net asset value per share	$27.02	$29.73	$16.62	$14.89

Fund shares issued and outstanding (unlimited number of shares authorized, no par value)	110,467,128	133,905,658	66,593,221	16,198,202

See Notes to Financial Statements.

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Statements of Operations (Unaudited)

For the Six Months Ended June 30, 2018

	Partners	Small-Cap	International	Global
	Fund	Fund	Fund	Fund
Investment Income:
Dividends from non-affiliates (net of foreign tax withheld of $537,567, $0, $557,534, $83,070, respectively)	$50,557,341	$29,037,905	$14,062,467	$3,896,124
Dividends from affiliates	—	21,582,242	—	—
Dividends from controlled investments	—	5,126,825	—	—
Interest from non-affiliates	3,184,846	28,638,256	834,760	74,262

Total Investment Income	53,742,187	84,385,228	14,897,227	3,970,386

Expenses:
Investment Counsel fee	12,306,760	14,798,210	6,107,325	1,370,218
Administration fee	1,574,783	1,906,976	590,884	121,797
Transfer agent fees and expenses	670,520	308,491	196,363	17,830
Trustees’ fees and expenses	151,658	151,658	151,658	151,658
Custodian fees and expenses	114,010	71,558	102,674	21,188
Other	289,986	213,546	99,228	72,430

Total Expenses	15,107,717	17,450,439	7,248,132	1,755,121

Expenses waived and/or reimbursed	—	—	(79,690)	(293,555)

Net expenses	15,107,717	17,450,439	7,168,442	1,461,566

Net Investment Income	38,634,470	66,934,789	7,728,785	2,508,820

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss):
Non-affiliated securities	196,189,156	59,114,445	28,678	9,896,719
Affiliated securities	494,724	(20,584,784)	—	—
Forward currency contracts	(32,504)	(743)	(7,416,130)	(241,023)
Forward currency transactions	(93,435)	(6,080)	(84,849)	(7,350)

Net Realized Gain (Loss)	196,557,941	38,522,838	(7,472,301)	9,648,346

Change in Unrealized Appreciation (Depreciation):
Non-affiliated securities	(213,374,613)	92,136,313	(7,707,026)	(13,393,079)
Affiliated securities	197,564	83,186,985	—	—
Controlled investments	—	7,162,462	—	—
Forward currency contracts	—	—	7,400,391	209,268
Foreign currency transactions	—	—	(20,364)	(2,048)

Net Change in Unrealized Appreciation (Depreciation)	(213,177,049)	182,485,760	(326,999)	(13,185,859)

Net Realized and Unrealized Gain (Loss)	(16,619,108)	221,008,598	(7,799,300)	(3,537,513)

Net Increase (Decrease) in Net Assets Resulting from Operations	$22,015,362	$287,943,387	$(70,515)	$(1,028,693)

See Notes to Financial Statements.

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Statements of Changes in Net Assets (Unaudited)

	Partners Fund		Small-Cap Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$38,634,470	$14,991,227	$66,934,789	$67,317,277
Net realized gain (loss) from investments and foreign currency transactions	196,557,941	574,611,796	38,522,838	507,291,035
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	(213,177,049)	(103,348,950)	182,485,760	(226,964,132)

Net increase (decrease) in net assets resulting from operations	22,015,362	486,254,073	287,943,387	347,644,180

Distributions to Shareholders:
From net investment income	—	(40,004,719)	—	(61,941,724)
From net realized gains on investments	—	(238,430,732)	—	(247,833,660)

Net decrease in net assets resulting from distributions	—	(278,435,451)	—	(309,775,384)

Capital Share Transactions:
Net proceeds from sale of shares	42,489,897	73,944,693	184,654,859	321,311,467
Reinvestment of shareholder distributions	—	257,051,190	—	240,839,718
Cost of shares redeemed	(373,641,099)	(693,569,794)	(297,179,357)	(790,084,639)

Net increase (decrease) in net assets from fund share transactions	(331,151,202)	(362,573,911)	(112,524,498)	(227,933,454)

Total increase (decrease) in net assets	(309,135,840)	(154,755,289)	175,418,889	(190,064,658)

Net Assets:
Beginning of year	3,293,532,871	3,448,288,160	3,805,596,648	3,995,661,306

End of year	$2,984,397,031	$3,293,532,871	$3,981,015,537	$3,805,596,648

Undistributed net investment income	$41,365,134	$2,730,664	$68,986,523	$2,051,734

Capital Share Transactions:
Issued	1,565,317	2,776,283	6,564,896	11,329,725
Reinvested	—	9,789,569	—	8,738,049
Redeemed	(13,809,858)	(25,838,716)	(10,518,772)	(27,555,411)

Net increase (decrease) in shares outstanding	(12,244,541)	(13,272,864)	(3,953,876)	(7,487,637)

See Notes to Financial Statements.

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	International Fund		Global Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$7,728,785	$3,823,708	$2,508,820	$776,084
Net realized gain (loss) from investments and foreign currency transactions	(7,472,301)	74,413,792	9,648,346	13,460,561
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	(326,999)	160,641,931	(13,185,859)	34,481,120

Net increase (decrease) in net assets resulting from operations	(70,515)	238,879,431	(1,028,693)	48,717,765

Distributions to Shareholders:
From net investment income	—	(12,446,317)	—	(528,457)
From net realized gains on investments	—	—	—	(2,066,397)

Net decrease in net assets resulting from distributions	—	(12,446,317)	—	(2,594,854)

Capital Share Transactions:
Net proceeds from sale of shares	46,417,363	134,261,807	9,661,246	25,952,131
Reinvestment of shareholder distributions	—	11,154,846	—	1,939,912
Cost of shares redeemed	(116,900,480)	(183,395,778)	(6,313,947)	(22,733,780)

Net increase (decrease) in net assets from fund share transactions	(70,483,117)	(37,979,125)	3,347,299	5,158,263

Total increase (decrease) in net assets	(70,553,632)	188,453,989	2,318,606	51,281,174

Net Assets:
Beginning of year	1,177,196,981	988,742,992	238,864,782	187,583,608

End of year	$1,106,643,349	$1,177,196,981	$241,183,388	$238,864,782

Undistributed net investment income	$(14,381,212)	$(22,109,997)	$2,508,820	$—

Capital Share Transactions:
Issued	2,738,282	8,771,323	629,038	1,864,982
Reinvested	—	672,785	—	134,321
Redeemed	(6,932,525)	(11,725,377)	(416,151)	(1,703,455)

Net increase (decrease) in shares outstanding	(4,194,243)	(2,281,269)	212,887	295,848

See Notes to Financial Statements.

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Notes to Financial Statements (Unaudited)

Note 1. Organization

Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies

The Funds follow the accounting and reporting guidance in FASB Accounting Standards Codification 946.

Management Estimates

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”); these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation

The following is a description of the valuation techniques applied to the Funds’ investments (see also Note 7. Fair Value Measurements).

Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price, and categorized as Level 1 of the fair value hierarchy. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close, and categorized as Level 2.

In the case of bonds and other fixed income securities, valuations are furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities. Such securities are categorized as Level 2.

When market quotations are not readily available, valuations of portfolio securities are determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed. Such securities are categorized as either Level 2 or 3.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Such securities are categorized as Level 2.

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued by using an external pricing service as determined by the Board of Trustees, consistent with any regulatory guidelines, and are categorized as Level 2.

Security Transactions

For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the daily effective yield method. The Funds record distributions received from investments in Real Estate Investment Trusts (“REITS”) in excess of income from underlying investments as a reduction of cost of investments

/ 36

and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.

Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. Reclassifications are made within the Funds’ capital accounts for permanent book and tax basis differences.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily. The Funds do not isolate the portion of net realized and unrealized gains or losses in security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying securities.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Warrants

The Funds may invest in warrants and stock purchase rights of companies, which gives the Funds the right to buy stock. The warrant specifies the amount of the underlying stock, the exercise price, and the date the warrant expires. The Funds have no obligation to exercise the warrant and buy the stock.

Options

The Funds may purchase and sell (“write”) call and put options on various instruments including securities to gain long or short exposure to the underlying instruments. An option contract gives the buyer the right, but not the obligation, to buy(call) or sell(put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. The cost of purchased options that expire unexercised are treated, on expiration date, as realized losses on investments.

The market value of an exchange traded option is the last sales price, and are categorized in Level 1 of the fair value hierchy. Over-thecounter (“OTC”) options are valued at the mean of their closing bid and ask prices supplied by the counterparty in accordance with fair value procedures established by and under the general supervision of the Funds’ Trustees, and are categorized in Level 2 of the fair value hierarchy.

Risk of Options

Gains on investment in options may depend on correctly predicting the market value direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Listed options involve minimal counter-party risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing OTC options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

/ 37

Forward Currency Contracts

The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date at a prespecified price. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service, and are categorized in Level 2 of the fair value hierarchy. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts

Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.

Counterparty Risk and Collateral

The Funds have entered into collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account at the Funds’ custodian bank and is comprised of assets specific to each agreement.

Note 3. Investment Counsel Agreement and Other Transactions with Affiliates

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule:

Partners Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
Small-Cap Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
International Fund	1.10% on first $500 million of average net assets 0.90% in excess of $500 million*
Global Fund	1.125% on first $500 million of average net assets 1.00% in excess of $500 million

*	Prior to April 1, 2018, the International Fund paid 1.20% on first $500 million of average net assets, and 1.00% in excess of $500 million.

Southeastern has contractually committed to waive fees and/or reimburse expenses so that each Fund’s annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) do not exceed the following:

Partners Fund	1.50%
Small-Cap Fund	1.50
International Fund	1.15	*
Global Fund	1.20

*	Prior to April 1, 2018, the International Fund expense limit was 1.75% of average net assets per year.

During the period ended June 30, 2018, Southeastern waived and/or reimbursed $79,690 and $293,555 expenses of International Fund and Global Fund, respectively. The International Fund and Global Fund agreement is in effect through at least May 1, 2019 and may not be terminated before that date without Board approval.

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

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A substantial shareholder of Southeastern Concentrated Value Ltd. (SCV), a private fund under a discretionary investment management agreement with Southeastern and in which Longleaf portfolio managers and related parties have a substantial financial interest, is CEO and a director of OCI N.V. and a director of LafargeHolcim Ltd, which are investments in the Funds. Southeastern intends to follow its established investment disciplines with respect to OCI N.V. and LafargeHolcim Ltd and will disregard any potential biases the SCV relationship might create.

Note 4. Investment Transactions

Purchases and sales of investment securities for the period ended June 30, 2018 (excluding short-term and U.S. government obligations) are summarized below:

	Purchases	Sales
Partners Fund	$538,101,348	$491,916,569
Small-Cap Fund	380,078,062	288,391,874
International Fund	334,721,480	171,783,432
Global Fund	45,176,868	28,456,464

Note 5. Affiliated Issuer and Controlled Investments

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its voting stock during all or part of the period. Also, under the 1940 Act, a fund is required to identify investments where it owns greater than 25% of the portfolio company’s outstanding voting shares as a controlled investment. Affiliated companies and controlled investments during the period ended June 30, 2018 were as follows:

							Net
						Net	Unrealized
						Realized	Appreciation
						Gain (Loss)	(Depreciation)
						1/1/18	1/1/18
	Shares at	Value at				to	to	Value at
	6/30/18	12/31/17	Purchases	Sales	Dividends	6/30/18	6/30/18	6/30/18
Partners Fund
CONSOL Energy Inc.*(a)	1,033,467	$56,314,275	$—	$17,373,103	$—	$494,724	$197,564	$39,633,459
Small-Cap Fund
Actuant Corporation – Class A	5,841,674	147,794,352	—	—	—	—	23,658,780	171,453,132
CNX Resources Corporation*(a)	10,835,024	181,313,057	—	25,833,034	—	(19,778,361)	56,945,065	192,646,727
CONSOL Energy Inc.*(a)	1,099,447	60,200,439	—	18,806,593	—	321,897	448,049	42,163,792
Eastman Kodak Company*(b)	4,000,000	12,400,000	—	—	—	—	2,800,000	15,200,000
Eastman Kodak Company ConvertiblePreferred Stock – Series A 5.5%(b)(c)(d)	1,864,300	147,316,986	—	—	5,126,825	—	4,362,462	151,679,448
Graham Holdings Company – Class B	428,000	238,973,800	—	—	1,138,480	—	11,877,000	250,850,800
Hopewell Holdings Limited	52,817,500	195,035,726	—	—	17,168,214	—	(14,614,981)	180,420,745
OCI N.V.*(a)(e)	9,661,792	277,203,176	—	34,739,342	—	(6,654,263)	25,167,469	260,977,040
Realogy Holdings Corp.	7,627,492	136,107,021	78,643,396	17,795,461	1,237,148	(34,121)	(23,014,017)	173,906,818
Sonic Corp.	6,370,000	175,047,600	—	—	2,038,400	—	44,207,800	219,255,400
ViaSat, Inc.*(a)	2,942,473	281,714,966	—	52,407,524	—	5,560,064	(41,488,180)	193,379,326

		$1,853,107,123	$78,643,396	$149,581,954	$26,709,067	$(20,584,784)	$90,349,447	$1,851,933,228

*	Non-income producing security.
(a)	Not an affiliate at the end of the period.
(b)	Controlled investment.
(c)	Restricted security, see Portfolio of Investments for additional disclosures.
(d)	Investment categorized as Level 3 in fair value hierarchy. See Note 7.
(e)	See Note 3.

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Note 6. Related Ownership

At June 30, 2018 officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned the following:

	% of Fund
Partners Fund	15%
Small-Cap Fund	3
International Fund	26
Global Fund	55	*

*	A significant portion consists of a few shareholders whose redemptions could have a material impact on the Fund.

Note 7. Fair Value Measurements

FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds’ investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

A summary of the inputs used in valuing the Funds’ investments at June 30, 2018 follows:

	Level 1	Level 2	Level 3	Total Value
Partners Fund
Common Stocks	$2,562,303,706	$—	$—	$2,562,303,706
Options Purchased	—	965,400	—	965,400
Short-Term Obligations	—	417,427,332	—	417,427,332

	$2,562,303,706	$418,392,732	$—	$2,980,696,438

Small-Cap Fund
Common Stocks	$2,917,083,582	$—	$—	$2,917,083,582
Preferred Stock	—	—	151,679,448	151,679,448
Corporate Bonds	—	188,945,096	—	188,945,096
Options Purchased	—	893,800	—	893,800
Short-Term Obligations	—	703,863,129	—	703,863,129

	$2,917,083,582	$893,702,025	$151,679,448	$3,962,465,055

International Fund
Common Stocks	$1,074,324,615	$—	$—	$1,074,324,615
Warrants	2,151,537	—	—	2,151,537
Options Purchased	—	610,900	—	610,900
Short-Term Obligations	—	54,328,000	—	54,328,000
Forward Currency Contracts	—	2,327,930	—	2,327,930

	$1,076,476,152	$57,266,830	$—	$1,133,742,982

Global Fund
Common Stocks	$221,527,828	$—	$—	$221,527,828
Warrants	408,354	—	—	408,354
Options Purchased	—	104,550	—	104,550
Short-Term Obligations	—	19,182,000	—	19,182,000

	$221,936,182	$19,286,550	$—	$241,222,732

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Transfers are recognized at the beginning of the reporting period. There were no transfers between Level 1, 2, or 3 during the period.

The following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of Level 3 assets at June 30, 2018, and the sensitivity of the valuations to changes in those significant unobservable inputs. These securities were valued by a third party specialist utilizing fundamental data relating to the issuer. Because the Valuation Committee considers a variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

Fund	Investments in Securities	Fair Value (000s)	Valuation Technique	Unobservable Input	Value or Range of Input	Impact to Valuation from an Increase in Input*
Small-Cap Fund	Preferred Stock	$151,679	Preferred Stock Pricing Model	Expected Volatility	45%	Increase

*

Represents the directional change in the fair value that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in insolation could result in significantly higher or lower fair value.

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value at June 30, 2018:

	Small-Cap Fund		International Fund
Fair value at December 31, 2017	$147,316,986		$860,040
Realized loss	—		(39,324,395	)(c)
Change in unrealized appreciation	4,362,462	(a)	38,464,355	(b)

Fair value at June 30, 2018	$151,679,448		$—

(a)	Statements of Operations location: Change in Unrealized Appreciation (Depreciation) Controlled investments.
(b)	Statements of Operations location: Change in Unrealized Appreciation (Depreciation) Non-affiliated securities.
(c)	Statements of Operations location: Net Realized Gain (Loss) Non-affiliated securities.

Note 8. Derivative Instruments

The Funds invested in options and forward currency contracts to hedge embedded currency exposure related to specific holdings.

The Statements of Assets and Liabilities included the following financial derivative instrument fair values at June 30, 2018:

	Location	Currency
Partners Fund
Options Purchased	Non-affiliated securities, at value	$965,400
Small-Cap Fund
Options Purchased	Non-affiliated securities, at value	$893,800
International Fund
Options Purchased	Non-affiliated securities, at value	$610,900
Forward currency contracts	Unrealized gain on forward currency contracts	2,327,930

		$2,938,830

Global Fund
Options Purchased	Non-affiliated securities, at value	$104,550

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Financial derivative instruments had the following effect on the Statements of Operations for the period ended June 30, 2018:

	Location	Currency
Partners Fund
Net realized loss:
Options purchased	Non-affiliated securities	$(59,773)
Change in unrealized depreciation:
Options purchased	Non-affiliated securities	$644,000
Small-Cap Fund
Net realized loss:
Options purchased	Non-affiliated securities	$(1,955,441)
Change in unrealized appreciation:
Options purchased	Non-affiliated securities	$1,757,012
International Fund
Net realized loss:
Options purchased	Non-affiliated securities	$(1,345,252)
Forward currency contracts	Forward currency contracts	(7,416,130)

		$(8,761,382)

Change in unrealized appreciation (depreciation):
Options purchased	Non-affiliated securities	$1,134,177
Forward currency contracts	Forward currency contracts	7,400,391

		$8,534,568

Global Fund
Net realized loss:
Options purchased	Non-affiliated securities	$(230,613)
Forward currency contracts	Forward currency contracts	(241,023)

		$(471,636)

Change in unrealized depreciation:
Options purchased	Non-affiliated securities	$200,875
Forward currency contracts	Forward currency contracts	209,268

		$410,143

For the period ended June 30, 2018, the average monthly notional value of derivative instruments were as follows:

	Options Purchased	Forward Currency Contracts
Partners Fund	$205,666,667	$—
Small-Cap Fund	239,666,667	—
International Fund	149,000,000	55,905,033
Global Fund	26,750,000	—

The Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may face increased risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

The Funds have entered into master agreements with its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

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Note 9. Federal Income Taxes

The tax basis unrealized appreciation (depreciation) and federal tax cost of investments held by each fund as of June 30, 2018 were as follows:

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Gross Unrealized Appreciation	$480,797,139	$548,389,866	$241,575,387	$35,085,947
Gross Unrealized Depreciation	(190,576,570)	(155,867,535)	(73,897,792)	(10,551,762)

Net Unrealized Appreciation	$290,220,569	$392,522,331	$167,677,595	$24,534,185

Cost for Federal Income Tax Purposes	$2,690,475,869	$3,569,942,724	$963,737,457	$216,688,547

Note 10. Commitments and Contingencies

The Funds indemnify the Trust’s Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 11. Subsequent Events

The Funds evaluated events from the date of the financial statements through the date the financial statements were issued. There were no subsequent events requiring recognition or disclosure.

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Financial Highlights

The presentation is for a share outstanding throughout each period.

Partners Fund

	Six Months Ended June 30,		Year Ended December 31,
	2018 (Unaudited)		2017		2016	2015		2014		2013
Net Asset Value Beginning of Period	$26.84		$25.36		$21.45	$31.24		$33.75		$26.39
Net Investment Income (Loss)	0.33	(a)	0.12	(a)	0.20 (a)	0.26	(a)	0.19	(a)	0.09
Net Realized and Unrealized Gain (Loss)	(0.15)		3.74		4.24	(6.05)		1.53		8.34

Total from Investment Operations	0.18		3.86		4.44	(5.79)		1.72		8.43

Dividends from Net Investment Income	—		(0.33)		— (c)	(0.30)		(0.20)		(0.08)
Distributions from Net Realized Capital Gains	—		(2.05)		(0.53)	(3.70)		(4.03)		(0.99)

Total Distributions	—		(2.38)		(0.53)	(4.00)		(4.23)		(1.07)

Net Asset Value End of Period	$27.02		$26.84		$25.36	$21.45		$31.24		$33.75

Total Return	0.67	%(d)	15.51%		20.72%	(18.80)%		4.92%		32.12%
Net Assets End of Period (thousands)	$2,984,397		$3,293,533		$3,448,288	$3,624,583		$7,547,608		$8,600,542
Ratio of Expenses to Average Net Assets	0.96	%(e)	0.95%		0.95%	0.93%		0.91%		0.92%
Ratio of Net Investment Income to Average Net Assets	2.45	%(e)	0.44%		0.84%	0.92%		0.57%		0.25%
Portfolio Turnover Rate	19	%(d)	28%		17%	46%		30%		23%

Small-Cap Fund

	Six Months Ended June 30,		Year Ended December 31,
	2018 (Unaudited)		2017		2016	2015		2014		2013
Net Asset Value Beginning of Period	$27.60		$27.49		$26.98	$30.42		$32.46		$28.88
Net Investment Income (Loss)	0.49	(a)	0.48	(a)(b)	0.07 (a)	(0.01	)(a)	(0.06	)(a)	(0.08)
Net Realized and Unrealized Gain (Loss)	1.64		1.95		5.39	(1.83)		4.04		8.62

Total from Investment Operations	2.13		2.43		5.46	(1.84)		3.98		8.54

Dividends from Net Investment Income	—		(0.45)		(0.10)	—		—		—
Distributions from Net Realized Capital Gains	—		(1.87)		(4.85)	(1.60)		(6.02)		(4.96)

Total Distributions	—		(2.32)		(4.95)	(1.60)		(6.02)		(4.96)

Net Asset Value End of Period	$29.73		$27.60		$27.49	$26.98		$30.42		$32.46

Total Return	7.72	%(d)	8.99%		20.48%	(6.05)%		12.49%		30.45%
Net Assets End of Period (thousands)	$3,981,016		$3,805,597		$3,995,661	$3,809,643		$4,383,882		$4,126,633
Ratio of Expenses to Average Net Assets	0.92	%(e)	0.92%		0.91%	0.91%		0.91%		0.91%
Ratio of Net Investment Income to Average Net Assets	3.51	%(e)	1.70	%(b)	0.23%	(0.03)%		(0.17)%		(0.24)%
Portfolio Turnover Rate	10	%(d)	29%		31%	46%		51%		20%

(a)	Computed using average shares outstanding throughout the period.
(b)

Includes receipt of a $17,466,656 special dividend, if the special dividend had not occurred, net investment income per share and the ratio of net investment income to average net assets would have decreased by $0.12 and 0.43%, respectively.

(c)	Rounds to less than $0.01.
(d)	Not annualized.
(e)	Annualized.

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International Fund

	Six Months Ended June 30,		Year Ended December 31,
	2018 (Unaudited)		2017		2016		2015	2014	2013
Net Asset Value Beginning of Period	$16.63		$13.53		$12.35		$13.80	$17.94	$14.04
Net Investment Income (Loss)	0.11	(a)	0.05	(a)	0.11	(a)	0.22 (a)	0.53 (a)	0.06
Net Realized and Unrealized Gain (Loss)	(0.12)		3.23		1.39		(1.30)	(3.12)	3.89

Total from Investment Operations	(0.01)		3.28		1.50		(1.08)	(2.59)	3.95

Dividends from Net Investment Income	—		(0.18)		(0.32)		(0.23)	(0.54)	(0.05)
Distributions from Net Realized Capital Gains	—		—		—		(0.14)	(1.01)	—

Total Distributions	—		(0.18)		(0.32)		(0.37)	(1.55)	(0.05)

Net Asset Value End of Period	$16.62		$16.63		$13.53		$12.35	$13.80	$17.94

Total Return	(0.06	)%(b)	24.23%		12.20%		(7.91)%	(14.76)%	28.14%
Net Assets End of Period (thousands)	$1,106,643		$1,177,197		$988,743		$1,116,983	$1,459,608	$1,827,767
Ratio of Expenses to Average Net Assets	1.21	%(c)(d)	1.29%		1.33%		1.28%	1.25%	1.27%
Ratio of Net Investment Income to Average Net Assets	1.31	%(d)	0.33%		0.88%		1.61%	3.06%	0.36%
Portfolio Turnover Rate	17	%(b)	25%		21%		53%	54%	36%

Global Fund

	Six Months Ended June 30,		Year Ended December 31,
	2018 (Unaudited)		2017		2016		2015	2014	2013
Net Asset Value Beginning of Period	$14.94		$11.96		$9.98		$11.60	$12.84	$10.00
Net Investment Income (Loss)	0.16	(a)	0.05	(a)	0.06	(a)	0.03 (a)	0.09 (a)	(0.03)
Net Realized and Unrealized Gain (Loss)	(0.21)		3.09		1.98		(1.63)	(0.84)	2.87

Total from Investment Operations	(0.05)		3.14		2.04		(1.60)	(0.75)	2.84

Dividends from Net Investment Income	—		(0.03)		(0.06)		(0.02)	(0.08)	—
Distributions from Net Realized Capital Gains	—		(0.13)		—		—	(0.41)	—

Total Distributions	—		(0.16)		(0.06)		(0.02)	(0.49)	—

Net Asset Value End of Period	$14.89		$14.94		$11.96		$9.98	$11.60	$12.84

Total Return	(0.34	)%(b)	26.33%		20.43%		(13.76)%	(5.98)%	28.40%
Net Assets End of Period (thousands)	$241,183		$238,865		$187,584		$167,465	$164,372	$113,476
Ratio of Expenses to Average Net Assets	1.20	%(c)(d)	1.20	%(c)	1.32	%(c)	1.54%	1.58%	1.65	%(c)
Ratio of Net Investment Income to Average Net Assets	2.06	%(d)	0.36%		0.54%		0.30%	0.70%	(0.55)%
Portfolio Turnover Rate	13	%(b)	27%		33%		58%	40%	4%

(a)	Computed using average shares outstanding throughout the period.
(b)	Not annualized.
(c)

Expenses presented net of fee waiver. The International Fund expense ratio before waiver for the period ended June 30, 2018 was 1.23%. The Global Fund expense ratio before waiver for the periods ended June 30, 2018, and December 31, 2017, 2016, 2013 were 1.44%, 1.48%, 1.52%, and 1.73%, respectively.

(d)	Annualized.

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Expense Example

Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.

The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Partners Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at December 31, 2017 and held through June 30, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses using each Fund’s actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and expenses based on each Fund’s actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds’ actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds’ shareholder reports.

The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds’ transaction costs to assess the total cost of ownership for comparison purposes.

				Hypothetical
				(5% return before
		Actual		expenses)
	Beginning	Ending		Ending
	account	account	Expenses	account	Expenses	Annualized
	value	value	paid during	value	paid during	expense
	12/31/2017	06/30/2018	period *	06/30/2018	period *	ratio
Partners Fund	$1,000.00	$1,006.70	$4.78	$1,020.03	$4.81	0.96%
Small-Cap Fund	1,000.00	1,077.20	4.74	1,020.23	4.61	0.92
International Fund	1,000.00	999.40	6.00	1,018.79	6.06	1.21
Global Fund	1,000.00	996.60	5.94	1,018.84	6.01	1.20

*

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 days in the current year.

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Fund Information

The following additional information may be obtained for free by calling (800) 445-9469, visiting longleafpartners.com, or on the SEC’s website at sec.gov.

Proxy Voting Policies and Procedures

A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.

Quarterly Portfolio Holdings

Longleaf provides a complete list of its holdings four times each year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Longleaf Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (202) 551-8090 (direct) or (800) 732-0330 (general SEC number). A list of the Longleaf Funds’ quarter-end holdings is also available at www.longleafpartners.com on or about 15 days following each quarter end and remains available until the list is updated in the subsequent quarter.

Fund Trustees

Additional information about Fund Trustees is included in the SAI.

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Service Directory

Call (800) 445-9469

Fund Information

To request a printed Prospectus, Summary Prospectus (longleafpartners.com/mutual_fund_documents/ prospectus), Statement of Additional Information (including Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.

Shareholder Inquiries

To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

Account Information

For automated account balance and transaction activity, 24 hours a day, seven days a week.

Correspondence
By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o BNY Mellon
Providence, RI 02940-9694	4400 Computer Drive
Westborough, MA 01581
(800) 445-9469

Published Daily Price Quotations

Below are the common references for searching printed or electronic media to find daily NAVs of the Funds.

			Transfer Agent	Status to
Abbreviation	Symbol	Cusip	Fund Number	New Investors
Partners	LLPFX	543069108	133	Closed 6/9/2017
Sm-Cap	LLSCX	543069207	134	Closed 7/31/1997
Intl	LLINX	543069405	136	Open
Global	LLGLX	543069504	137	Open

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Our Governing Principles
We will treat your investment as if it were our own.
We will remain significant investors in Longleaf Partners Funds.
We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

We will focus our assets in our best ideas.
We will not impose loads or 12b-1 charges on mutual fund shareholders.
We will consider closing to new investors if closing would benefit existing clients.
We will discourage short-term speculators and market timers.
We will continue our efforts to enhance shareholder services.

We will communicate with our investment partners as candidly as possible.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

A complete schedule of investments for the period ended June 30, 2018 is included in the Semi-Annual Report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins
O. Mason Hawkins
Trustee
Longleaf Partners Funds Trust

Date	August 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins
O. Mason Hawkins
Chairman and CEO, Southeastern Asset Management, Inc.
Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 27, 2018

By	/s/ Ryan S. Hocker
Ryan S. Hocker
Global Funds Treasurer, Southeastern Asset
Management, Inc. Functioning as principal financial officer
under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 27, 2018

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.